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                                                                   Exhibit 10.41


                              Bank of New Zealand
                             A.R.B.N. 000 000 288


[This Security must be registered with the Australian Securities Commission within 45 days of its date.]


                                DEBENTURE CHARGE


Name of Customer:  TOTAL ENERGY SYSTEMS LIMITED ACN 010 876 150
                   ---------------------------------------------
Date:___________________________________________________________

THIS DEED made the _____ day of ______________ 19______

BETWEEN The Person(s) described in Item 1 of the Schedule (hereinafter referred to as the "Customer") of the one part

AND BANK OF NEW ZEALAND (A.R.B.N. 000 000 288) (hereinafter referred to as the "Bank") of the other part

WITNESSES that for valuable consideration received, the Customer COVENANTS AND AGREES with the Bank and it is HEREBY DECLARED as follows:

1. INTERPRETATION

(1)  Definitions

     The Customer agrees that in this Security, unless the context Otherwise requires:

     "ASC LAW" has the same meaning as it has in the Corporations Act of the State or Territory named in Item 4 of the Schedule or, if there is no State or Territory so named, has the same meaning as it has in the Corporations Act of New South Wales;

     "ATTACHMENT NOTICE" means a notice pursuant to Section 255 or Section 218 of the Income Tax Assessment Act 1936 (Cth.) or any analogous process pursuant to a similar provision of any other law (whether Federal, State, of a Territory or of a foreign country or any of its, political subdivisions) in respect of unpaid taxes or other statutory charges payable by or levied on or assessed or assessable against the Customer or any property or assets of the Customer;

     "BANK" includes its successors, transferees and assigns;

     "BANKING DAY" means in relation to any payment, a day on which the Bank is open for business in the place where payment is required to be made;

     "CORPORATIONS LAW" has the same meaning as it has in the Corporations Act of the State or Territory named in Item 4 of the Schedule or, if there is no State or Territory so named. has the same meaning as it has in the Act of New South Wales;

     "CUSTOMER" when only one person is named as the Customer includes the Customer its successors and assigns and when two or more persons are named as the Customer it includes each of those persons severally and any two or more of them jointly and each of their respective successors. and assigns and a reference to the Customer includes a reference to any one or more of the persons named as the Customer;
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     "INTELLECTUAL PROPERTY" means all copyrights, patents, designs and inventions and fees, royalties and other rights of every kind deriving from copyright. patents, designs and inventions now or at any time in the future belonging to the Customer;

     "LAW" means common law equity statute law and subordinate legislation;

     "LEASE" (whether as a noun or verb) includes licence or license;

     "MONTH" means calendar month;

     "MONEYS SECURED" has the meaning ascribed to that expression by Clause 2(3) as that meaning may be extended by Clause 26(7);

     "MORTGAGED PROPERTY" means all the undertaking, property, rights and assets for the time being and from time to time charged in favour of the Bank by this Security or intended so to be and references to the "Mortgaged Property' include a reference to any part or parts thereof;

     "OFFICER OF THE BANK" means and includes every Bank employee whose title includes the word"Manager" and every Bank employee who is occupying an office the title of which includes the word"Manager";

     "PERMITTED PRIOR CHARGE" means a mortgage, charge, pledge, lien or other security created or permitted to subsist with the prior written consent of the Bank and in accordance with and subject to such conditions as the Bank may attach to such consent, including any referred to in Item 2 of the Schedule;

     "RECEIVER" includes a receiver and manager;

     "SECURITY" includes a guarantee and an indemnity;

     "SECURITY INSTRUMENTS" includes bills of exchange promissory notes drafts cheques bills of lading warrants stock warrants bond warrants storage warrants contracts contracts of purchase contracts of sale certificates certificates of title title deeds leases licences stock shares scrip stock certificates scrip for shares certificates for shares wheat certificates notes debentures debenture stock inscribed stock bonds options and rights to acquire any thereof receipts railway receipts transmission receipts term and call deposit receipts liens bills of sale mortgages delivery orders assignments life policies marine policies policies of insurance in respect of

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     buildings erections plant machinery stock in trade or other property savings certificates grants letters of credit and all deeds documents instruments writings and evidence of ownership of or interest in or security over real or personal property;

     "SUBSIDIARY" has the same meaning as in the Corporations Law;

     "SURETY" includes:

     (a) any person (other than the customer) who is liable whether alone or jointly, or jointly and severally for payment to the Bank of the Moneys Secured or any part thereof; and

     (b) except in Clause 3(t)(ii) where there is more than one Customer each other of the Customers and in respect of the obligations given by any two or more (but not all) of the Customers each other of the Customers;

     "THIS SECURITY" includes the Schedule;

     "TORRENS STATUTE" means such of the Transfer of Land Act 1958 (Vic), the Real Property Act 1900 (NSW), the Real Property Act 1861 (Qld), the Real Property Act 1886 (SA), the Transfer of Land Act 1893 (WA) or the equivalent enactment in any other State or Territory which is applicable in the jurisdiction of the place named in Item 4 of the Schedule;

     "TRUST" means the trust (if any) established by the documents described in
     Item 5 of the Schedule in respect of which the Customer acts as trustee and includes each trust (whether or not described in this Security) as trustee of which the Customer gives this Security;

     "TRUST DEED" means the documents pursuant to which each Trust was established, and includes, in each case, all variations and supplements to those documents made now or (with the prior written consent of the Bank) made in the future;

     "TRUST FUND" means each trust fund comprised of the assets, property and revenues held or to be held by the Customer as trustee of the Trust;

     words importing persons include bodies corporate;

     words importing the singular include the plural and vice-versa and words importing gender include every other gender;

     references to any statute, code or order, ordinance, regulation, rule or by-law made under or pursuant thereto includes all amendments or consolidations of or substitutions for any thereof from time to time.

(2)  HEADINGS

     The Clause headings and margin notes shall not affect the interpretation of this Security.

(3)  CUSTOMER

     The Customer agrees that where the "Customer" comprises two or more persons, the obligations undertaken under this Security by the Customer shall be deemed to be undertaken by such persons jointly and also severally and the act or default of any one of them shall be deemed to be the act or default of both or all of them.

2. MONEYS SECURED

 (1) PAYMENT ON DEMAND
     (Payment of "Moneys Secured")

     Subject to any agreement in writing between the Customer and the Bank to the contrary, the Customer will pay to the Bank on demand in writing made by or on behalf of the Bank the whole or such part as is specified in the demand of:

     (a) all moneys which now are or at any time in the future may be or become due owing or payable to the Bank in any manner or on any account or by reason of any transaction or circumstance whatsoever by the Customer whether alone or jointly or jointly and severally with any other person and in whatever name, firm or style and whether as principal or surety or as trustee of a trust(the "Customer in any capacity"),

     (b) all moneys which the Bank (whether requested so to do or not) has already advanced or paid or is liable to pay or may in the future (whether requested so to do or not) advance or pay or become liable to pay to or for or on account of or on behalf of the Customer in any capacity,

     (c) the amount of all liabilities whether actual contingent or prospective and whether direct or indirect now existing or in the future incurred by the Customer in any capacity to or in favour of the Bank and whether arising on or in respect of any instrument transaction or circumstance or in contract or tort or otherwise, including, without limitation, the amount of any orders, drafts, cheques, promissory notes, bills of exchange and other instruments or engagements (whether negotiable or not) in respect of which the Customer in any capacity is or may become liable in any manner or on any account or by reason of any transaction or circumstance whatsoever and which have been or may in the future be drawn accepted endorsed discounted or paid by the Bank or which are or may as a result of any circumstance or transaction entered into by the Bank with or for or on behalf of or at the express or implied request of the Customer in any capacity be held or owned by the Bank whether as a holder in due course or otherwise and whether such orders, drafts, cheques, promissory notes, bills of exchange and other instruments or engagements have matured or not,

     (d) all moneys which now are or at any time in the future may be or become due, owing or payable by or on behalf of the Customer in any capacity to or in relation to any transaction with or through the Bank for any government taxes, charges, duties and imposts (even if of a wholly novel character including without limitation, all stamp duties, credit business duties, loan instruments duties, financial institutions duties, bank account debit tax, penalties and interest) and for discounts, postages, commissions, charges, exchanges, re-exchanges, fees and expenses according to the usage and course of business of the Bank from time to time,

     (e) the amount of any taxes. duties. imposts, costs. charges. expenses and liabilities of any kind or description now or in the future incurred by the Bank-

          (i) about the negotiation. preparation. execution. registration. perfection. stamping, construction or enforceability of this Security or any document (whether or not under seal and whether of further assurance or otherwise) which may be executed by or on behalf of the Customer in any capacity or the Bank or any other person in pursuance of any of the provisions contained in this Security,

         (ii) under or in respect of this Security or any such document or any transaction evidenced or secured thereby,

        (iii) in the exercise or enforcement or attempted exercise or enforcement of any right power or remedy, under this Security or any such document or transaction or which the Bank has or is entitled to for any reason against the Customer in any capacity or in respect of the Mortgaged Property, including (without [imitation) the amount of any taxes, duties, imposts, costs. charges, expenses and liabilities not otherwise mentioned in this paragraph which are incurred by the Bank in respect of the Mortgaged Property and the amount of any costs charges and disbursements for legal advice and assistance to the Bank as between solicitor and own client on a full indemnity basis,

     (f) all moneys and amounts mentioned in other provisions of this Security as being added to or as forming part of the Moneys Secured or which the Bank is now or in the future becomes entitled to debit and charge to any account of the Customer in any capacity whether pursuant to this Security or by reason of any transaction or circumstance or under any security or document now or in the future held by the Bank from or relating to the Customer in any capacity,

     (g) all and every part of any moneys and amounts (whether or not failing under a preceding paragraph but without limiting the generality thereof) -

          (i) which are presently owing and payable or are owing but not presently payable or are owing upon a contingency or remain unpaid to the Bank (whether as original obligee or as assignee, transferee or in any other capacity) by the Customer in any capacity, or

         (ii) which may be or become owing to the Bank (whether as original obligee or as assignee, transferee or in any other capacity) or for which the Bank (whether as original obligee or as assignee, transferee or in any other capacity) may be or become liable, in each case, by reason wholly or partly of past events or by reason of anything done or omitted to be done by the Bank (whether as original obligee or as assignee, transferee or in any other capacity) or by the Customer in any capacity, or

        (iii) which may reasonably foreseeably become owing to the Bank (whether as original obligee or as assignee, transferee or in any other capacity) on any account or by reason of any transaction or circumstance or in any manner whatsoever by reason of the relation of banker and customer or by operation of law or equity or otherwise by reason of anything done by the Customer in any capacity or done by or through the Bank (whether as original obligee or as assignee, transferee or in any other capacity) with the consent or at the express or implied request of the Customer in any capacity.

     (h) interest on so much of the moneys and amounts mentioned in the preceding paragraphs (including interest and compound interest, whether turned into or added to principal or not) as shall for the time being or from time to time be owing or payable or remain unpaid at the rate(s) and otherwise in accordance with any related agreement in writing or to the extent that there is no such agreement, at the rate(s) from time to time determined (or redetermined) by the Bank with reference to all or any part of such moneys and amounts without any requirement to give notice to the Customer in any capacity or any other person and without (unless the Bank otherwise in writing agrees) allowing credit for any credit balance in any account or accounts of the Customer whether alone or jointly with any other person with the Bank and otherwise on the following terms and conditions:

          (i) without prejudice to the Bank's right to demand or enforce payment of any of the Moneys Secured interest shall accrue from day to day, shall be computed from the day or respective days of the first to occur of such moneys and amounts being advanced or paid or becoming owing, and shall be payable at the end of such period(s) ending at the end of such day(s) as the Bank from time to time determines (or redetermines) but, if demanded earlier, shall be payable on demand,

         (ii) overdue interest and interest upon which interest has become payable shall itself bear interest at the rate(s) and on the terms and conditions of this paragraph, may be debited against the Customer in any capacity at the option of the Bank and without any requirement to give notice, and shall not be or be deemed for any reason to have become turned into or added to principal except as and from the time when the Bank, in its entire discretion and by express entry to that effect in its books, turns such interest into and adds it to principal, and

        (iii) the Bank may continue to debit and add interest and compound interest to principal and the provisions herein contained as to the moneys and amounts (including interest and compound interest) on which interest is payable shall continue to apply until all the Moneys Secured (including interest and compound interest) have been paid in full notwithstanding that as between the Bank and the Customer in any capacity or any other person the relationship of banker and customer may have ceased or the death, bankruptcy, official management, winding up or going into receivership or receivership and management or other legal disability of the Customer in any capacity or any other person or any composition or compromise entered into or assented to by the Bank with or in respect of the Customer in any capacity or any other person or any judgment obtained against the Customer in any capacity or any other person and notwithstanding any other matter or thing whatsoever,

     BUT does not include any amount of income tax on any interest or any amount in respect Of income tax mentioned in Section 261 Of tile Income Tax Assessment Act 1936 (Cth.) included in or added to interest payable by the Customer under this Security.

(2)  CUSTOMER IN ANY CAPACITY
     (Extended meaning of Customer in any capacity)

     Each reference in this Clause 2 to the Customer In any capacity includes (where the context permits)

     (a) a reference to each other person whose indebtedness to the Bank is intended to be secured by this Security whether alone or jointly or jointly and severally with any other person, and

     (b) a reference to the Customer in any of the capacities mentioned in Clause 2(1)(a).

(3)  MONEYS SECURED
     (Definition of "Moneys Secured")

     This Security extends and applies to and in relation to each and every item of the moneys and amounts referred to in this Clause and all such moneys and amounts (whether in the nature of principal, interest. compound interest, reimbursement, damages or otherwise) are intended to be secured by this Security and are referred to as the "Moneys Secured" in this Security.

(4)  MERGER
     (Payment of interest if merger in judgment)

     If the liability of the Customer in any capacity to pay the Bank any of the Moneys Secured becomes merged in a judgment or order the Customer will pay the Bank on demand interest on the amount for the time being owing under the judgment or order at the rate and in the manner provided in Clause 2(l) for the payment of interest on the Moneys Secured.

(5)  COMPROMISE
     (Money deemed to be unpaid notwithstanding compromise)

     In interpreting this Security money shall be deemed to remain unpaid notwithstanding any compromise, compounding or release made or assented to by the Bank with or in respect of the Customer in any capacity or any other person until the Bank has received the full amount to which it would have been entitled if it had not entered into such compromise, compounding or release but the amount of moneys deemed to have remained unpaid shall not include such sums as the Bank has actually received in respect thereof.

(6)  CERTIFICATE
     (Certificate by Bank officer to be conclusive evidence)

     For the purposes of this Security and to the full extent permitted by law, a certificate signed by any officer of the Bank stating any one or more of the following:

     (a)  the amount of the Moneys Secured or any part thereof;

     (b) that such amount falls within the description or any part of the description of the Moneys Secured;

     (c) that such amount is due, owing or payable to the Bank by the Customer in any capacity or any other person whose indebtedness to the Bank is intended to be secured by this Security;

     (d)  that the Bank is entitled to payment thereof on demand;

     shall be conclusive evidence (or, to the extent that is not permitted by law, shall be prima facie evidence) of the truth of its contents and shall be binding on the Customer.

3.   ACCELERATION
     (Events causing acceleration of payment of Moneys Secured)

     Notwithstanding any agreement (except an agreement in writing to the contrary which specifically refers to this Clause or a clause having the effect of this Clause) or course of dealing for the time being subsisting between the Customer and the Bank or any indulgence or delay or previous waiver of its right to demand payment of the Moneys Secured, the Moneys Secured become immediately payable on demand and this Security becomes immediately enforceable if any one or more of the following events occurs:

     (a) (PAYMENT DEFAULT): if the Customer fails to pay any of the Moneys Secured when due;

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

     (b) (OTHER DEFAULT): if the Customer fails duty and punctually to perform and observe any other covenant, condition or obligation binding on the Customer expressed or implied in this Security or any agreement, instrument or security which is collateral or ancillary to or connected with this Security or to which this Security is collateral and (if capable of remedy) such failure is not remedied within fourteen (14) days of the Bank giving notice to the Customer requiring its remedy;

     (c) (ENFORCEMENT OF SECURITIES): if an encumbrancer takes possession of or a Receiver is appointed to or a warrant of distress or execution is levied or enforced against the whole or any part of the undertaking, property or assets of the Customer (including the Mortgaged Property);

     (d) (INDEBTEDNESS DEFAULT): if any indebtedness of the Customer becomes due and payable prior to its stated maturity or is not paid upon its maturity;

     (e) (COMPROMISE): if a compromise or arrangement is proposed between the Customer and the creditors or any class of creditors of the Customer or between the Customer, the creditors or any class of creditors of the Customer and any wholly owned subsidiaries of the Customer and the creditors or any class of creditors of those subsidiaries or if an application is made to a court for an order summoning a meeting of the creditors of any class of creditors of the Customer or a meeting of the creditors of the Customer and of any of the wholly owned subsidiaries of the Customer or of such class or classes of those creditors;

     (f)  (CORPORATE INSOLVENCY): if in relation to the Customer-

          (i) an event happens whereby the Customer is, or if it were a company incorporated under the Corporation Law, would be, deemed pursuant to the Corporations Law to be unable to pay its debts;

         (ii) (except for the purposes of a reconstruction or amalgamation while solvent on terms approved by the Bank) an application or order is made or a resolution is passed, or a meeting is convened to consider a resolution, for the winding up, or a notice is published for the dissolution without winding up, of the Customer;

        (iii) (except for the purposes of a reconstruction or amalgamation while solvent on terms approved by the

                Bank) a liquidator (including a provisional liquidator) is appointed to the Customer or the Customer is wound up (whether voluntarily or compulsorily) or is placed under official management or a meeting of the Customer's creditors is convened for the purpose of placing the Customer under official management;

          (iv) (except for the purposes of a reconstruction or amalgamation while solvent on terms approved by the Bank) a proposal is made by the Customer for a reorganisation, moratorium or other administration involving the creditors or any class of the creditors of the Customer or a scheme of arrangement or composition with or assignment for the benefit of persons including the creditors or any class of the creditors of the Customer is entered into or resolved to be entered into;

          (v) an investigation is commenced or made into any part of the affairs of the Customer pursuant to the ASC Law;

          (vi) without the prior written consent of the Bank the Customer reduces or attempts to reduce its share capital or passes a special resolution determining that any portion of its share capital which has not been already called up is not capable of being called up except in the event, and for the purposes of a winding-up or to buy back any of its ordinary shares;

          (vii) the Customer, without the prior written consent of the Bank. makes or attempts to make any alteration in the provisions of its memorandum or articles of association which might, in the opinion of the Bank, detrimentally affect this Security;

     (g) (MISREPRESENTATION): if any information furnished to the Bank by or on behalf of the Customer in connection with this Security or the Customer or any Surety or any transaction in respect of which any moneys or amounts forming part of the Moneys Secured (whether prior to or after the execution hereof) are or become owing by the Customer to the Bank is found to be false or misleading, or if any covenant, representation warranty contained in Clause 31 or in any collateral or ancillary document or any document entered into in connection with this Security proves to be untrue or incorrect in any material respect;

     (h) (SUB-DIVISION): If the Customer subdivides any parcel of any land comprised in the Mortgaged Property or, if any land comprised in the Mortgaged Property consists of more than one parcel, calls for an apportionment of the Moneys Secured;

     (i) (MATERIAL CHANGE): if in the opinion of the Bank, there is a material adverse change in the business, assets or financial position of the Customer which, in the opinion of the Bank, may affect the ability or willingness of the Customer duly and punctually to perform and observe any covenant, condition or obligation binding on the Customer expressed or implied in this Security or any agreement, instrument or security which is collateral to this Security or to which this Security is collateral;

     (j) (CHANGE IN CONTROL): where the Customer is a proprietary company within the meaning of the Corporations Law if without the prior written consent of the Bank any share in the issued share capital of the Customer that carries rights to vote at a general meeting of the shareholders of the Customer is allotted or transferred to any person, whether or not that person is a shareholder in the Customer prior to the allotment or transfer or any rights attaching to any shares in the issued share capital of the Customer, are varied, altered, enhanced or abrogated;

     (k) (CHANGE OF MANAGEMENT OR CONTROL): if there occurs a transfer, sale or other disposition of the assets of the Customer to any person (whether acting alone or in concert with other persons), or if any agreement or understanding is entered into or obligation assumed by any person in relation to the appointment of directors of the Customer such as to directly or indirectly transfer the effective management or control of the Customer;

     (l) (CESSATION OF BUSINESS): if the Customer stops payment generally or without the prior written consent of the Bank shall cease or threaten to cease to carry on its business or where the Customer has been admitted to the Official List of any Stock Exchange, if the Customer ceases to be so admitted or if shares or other securities of the Customer which have been granted Official Quotation are suspended from trade on the Stock Exchange or otherwise cease to be tradeable (otherwise than by books closing), for a period exceeding 24 hours;

     (m) (BUILDING WORKS): if 41 the opinion of the Bank any of the Moneys Secured are applied for any purpose other than the purpose for which they were advanced by the Bank or any works for which they were advanced are not carried out and performed in a manner satisfactory to the Bank or are not carried out or performed with due expedition;

     (n) (ATTACHMENT NOTICE): if the Customer or the Bank receives notice that a decision or threat has been made to issue, or any step is taken to serve, an Attachment Notice on any person or an Attachment Notice is served on any person;

     (o) (LOSS OF AUTHORISATIONS): if any of the authorisations, reports or evaluations described in Clause 31(2)(b) has not been granted or ceases to be in full force and effect or is such that or is modified in a manner which, in the opinion of the Bank, may materially and adversely affect the business, assets or financial position of the Customer or the ability or willingness of the Customer duly and punctually to perform and observe its obligations expressed or implied under this Security;

     (p) (FINANCIAL ASSISTANCE FOR ACQUISITION OF OWN SHARES): if the Customer breaches section 205 of the Corporations Law, or without the Bank's prior written consent, does any act or thing pursuant to Section 205(10) of the Corporations Law;

     (q) (TRANSACTION DOCUMENT VOID OR VOIDABLE): if this Security or any agreement, instrument or security which is collateral to this Security or to which this Security is collateral (any 'Transaction Document") or any provision of any Transaction Document ceases for any reason to be in full force and effect or becomes void, voidable or unenforceable, any law suspends, varies, terminates or excuses performance by the Customer of any of its obligations under any such document or purports to do any of the same, if it becomes impossible or unlawful for the Customer to perform any of its obligations under any Transaction Document or for the Bank to exercise all or any of its rights. powers and remedies under any Transaction Document or if the Customer or any person on its behalf alleges that any Transaction Document has been affected as described in this paragraph;

     (r) (DEFAULT BY SUBSIDIARY): if there occurs in relation to any of the Customer's subsidiaries any of the events described in paragraphs (a) to (q) (both inclusive) of this Clause construed as if references to the "Customer" were each a reference to the subsidiary; or

     (s)  (TRUSTEE): where the Customer executes this Security as trustee of the
          Trust:

          (i) if without the Bank's prior written consent the Customer ceases to be sole trustee of the Trust;

         (ii) if without the Bank's prior written consent any part of the capital of the Trust Fund is distributed in any way;

        (iii) if any representation or warranty in Clause 27(3) proves to be untrue or incorrect in any material respect;

         (iv)  if an application or order is made in any Court for:

               (A)  removal of the Customer as trustee of the Trust;

               (B)  accounts to be taken in respect of the Trust; or

               (C) any property of the Trust to be brought into Court or administered by the Court or under its control;

          (v) if any notice is given or meeting is summoned or proposal is put forward for the removal of the Customer as trustee of the Mortgaged Property or for the appointment of any other person as trustee jointly with the Customer;

         (vi) if without the prior written consent of the Bank, any alteration is made to the Trust Deed or, through the exercise of any power under the Trust Deed, to the constitution of the Trust Fund which might in the opinion of the Bank detrimentally affect its security under this Security, and

        (vii) if in the case of a unit trust (other than a public unit trust), any unit is issued, transferred, redeemed, encumbered or otherwise dealt with, without the Bank's prior written consent;

     (t)  (DEFAULT BY SURETY):

          (i) if there occurs in relation to any Surety any of the events described in paragraphs (a) to (s) (both inclusive) of this Clause construed as if references to the "Customer" were each a reference to the Surety;

         (ii) where any Surety is a natural person if the Surety dies or commits an act of bankruptcy within the meaning of the Bankruptcy Act 1966 (Cth.); or

     (u) (ANALOGOUS EVENTS): anything analogous to or having the same effect as any of the events specified above happens under the law of any applicable jurisdiction.

4.   FIXED AND FLOATING CHARGE
     (Fixed, floating charge over undertaking, property, rights and assets)

(1)  GRANT OF CHARGE

     The Customer hereby (and to the intent that the security so constituted shall be a continuing security in favour of the Bank) charges with the due and punctual payment of the Moneys Secured as beneficial owner, the whole of its undertaking and all and singular its property, rights and assets whatsoever and wheresoever situate both present and future including, without limitation, the goodwill of its business and its uncalled and called but unpaid capital from time to time (including any premium and whether called by its directors or by a Receiver, official manager liquidator) and where the Customer gives this Security as trustee of the Trust, the Customer hereby (and to the intent) also charges with the due and punctual payment of the Moneys Secured as trustee of the Trust and so a rank in priority to the interest of the beneficiaries of the Trust all and singular the property, rights and assets of the Trust whatsoever and wheresoever situate both present and future including, without limitation, the goodwill of the business comprised therein, and any proceeds from the issue of units in the Trust, if the Trust is a unit trust, which are due and payable but remain unpaid, the proceeds of sale of any units in the Trust, if the Trust is a unit trust, which have been forfeited and the right of the Customer to receive any such proceeds together with the right to be indemnified out of the property, assets and revenues comprising the Trust Fund in all cases and on all occasions where the Customer as such trustee is entitled to be so indemnified.

(2)  EXTENT OF FIXED CHARGE

     The charge so created is -

     (a)  a Fixed charge as regards:

          (i) all estates and other interests in freehold or leasehold land and other immovable property (except where the Customer is by law prohibited from charging or incompetent to charge the same by way of a fixed charge) and all buildings, fences and other erections, trade and other fixtures, fixed plant and machine from time to time on any such freehold or leasehold land and other immovable property;

          (ii) all book and other debts and monetary claims, together with the full benefit of all related guaranteed securities and indemnities and all liens, reservations of title, rights of tracing and other rights enabling the Customer to enforce any such debts or claims;

          (iii) all stocks, shares, debentures (including notes), loan capital, rights to subscribe for, convert other securities into or otherwise acquire any stocks, shares, debentures and loan capital of any other body corporate or any foreign, Federal, State, Territorial or local government or any government instrumentality, together with all dividends, interest and other income and all other rights of whatsoever kind deriving from or incidental to any of them;

          (iv)  all goodwill and uncalled capital (including any premium);

          (v)   all Intellectual Property;

          (vi) all plant and machinery (excluding plant and machinery for the time being forming part of the Customer's stock in trade or work in progress), and

          (vii) all chattels hired, leased or rented by the Customer to any other person together in each case with the benefit of the related hiring, leasing or rental contract and any guarantee. indemnity or other security for the performance of the obligations of any person under or in respect of such contract; and

     (b)  a floating charge as regards all other Mortgaged Property.

(3)  CRYSTALLISATION BY NOTICE
     (Fixing of floating charge on notice)

     The Bank may by notice in writing to the Company convert the floating charge so created into a fixed charge affecting all or any part of the property and assets which for the time being are the subject of the floating charge.

(4)  CRYSTALLISATION OF FLOATING CHARGE
     (Fixing of floating charge upon certain events)

     As well as becoming a fixed charge by operation of law -

     (a) the floating charge so created becomes a fixed charge if an event specified in Clause 3(e) or 3(f)(i), (ii),(iii),(iv), (v) or (vi), or 3(l) or 3(s)(i), (ii),(iii) or (iv) occurs in relation to the Customer; and

     (b) the floating charge so created becomes a fixed charge with respect to the property and assets affected if an event specified in Clause 3(b) (which arises as a result of a breach or threatened breach by the Customer of Clause 6(1)(a), 6(1)(c) or 6(1)(e)) occurs or an event specified in Clause 3(c) or 3(n) occurs.

(5)  JEOPARDY POWER
     (Bank entitled to possession if seizure or distress)

     If at any time it shall appear to the Bank chat any part of the Mortgaged Property shall be in danger of seizure, distress, diligence or other legal process, or that the Bank's security there over shall for any other reason be in jeopardy, the Bank shall be entitled without notice to the Customer to take possession of and hold the same or to appoint a Receiver thereof.

(6)  DECRYSTALLISATION
     (Fixed charge to operate as floating charge on notification by Bank)

     Where pursuant to Clause 4(3), 4(4) or 4(5) the floating charge conferred by this Security has become or would be fixed with respect to the whole or any of the Mortgaged Property (the "Relevant Assets")

     (a) the Bank may notify the Customer in writing that the Bank no longer requires this Security to operate as a fixed charge with respect to the whole or any of the Relevant Assets specified on the Bank's notice with effect on and from the effective date specified in the Bank's notice,

     (b)  on and from the effective date specified in the Bank's notice -

         (i) the Customer shall be at liberty to deal with the Relevant Assets specified in the Bank's notice which were acquired by the Customer prior to the effective date as if those Relevant Assets had continued to be charged by way of floating charge under this Security,

         (ii) the floating charge conferred by this Security shall continue to operate as a floating charge with respect to the Relevant Assets specified in the Bank's notice which are acquired on or after the effective date, and

         (iii) in the absence of notice to the contrary, any person dealing with the Customer in relation to the Relevant Assets shall be entitled to rely on the Banks notice as conclusive evidence that the Relevant Assets are charged by way of floating charge, or are to be treated as if they are charged by way of floating charge, under this Security on and from the effective date.

(7) FURTHER ASSURANCE OF RELEVANT ASSETS
     (Floating charge of Relevant Assets)

     The Customer hereby, and by way of further assurance, charges all and singular the Relevant Assets with the due and punctual payment of the Moneys Secured by way of floating charge on the same terms and subject to the same conditions as the floating charge conferred by Clause 4(1) and 4(2) including, without limitation, the terms and conditions contained in Clause 4(3), 4(4) and (5) to the intent that those provisions and Clause 4(6) and 4(7) shall operate from time to Lime in relation to any Mortgaged Property which is subject to or which is to be treated as if it is subject to. a floating charge under this Security. If Clause 4(3), 4(4) or 4(5) has the effect of converting the floating charge created by this Clause 4(7) to a fixed charge in relation to any Relevant Asset, the effect of Clause 4(6) shall also then be revoked in relation to that Relevant Asset with effect from the date of such conversion.

(8) ADDITIONAL RIGHT OF FURTHER ASSURANCE
     (Specific further assurance)

     Clause 4(7) does not prejudice any rights of the Bank under Clause 5 to require the Customer to better or further assure the Mortgaged Property to the Bank.

5.  FURTHER ASSURANCE

(1)  GENERAL

     (Bank may request Customer to execute further documents for better assuring Mortgaged Property)

     The Customer, and every person claiming under or in trust for the Customer, will from time to time, whensoever requested by the Bank and at the Customer's cost, execute in favour of the Bank, or as the Bank may direct, such further or other legal assignments, transfers, mortgages, legal or other charges or securities, deeds arid documents as in each such case the Bank shall stipulate over the Mortgaged Property for the purpose of more effectively providing security to the Bank for the payment or discharge of the Moneys Secured.

(2) PROVISIONS IN FURTHER ASSURANCE
     (Form of further assurance determined by Bank)

     Without prejudice to the generality of Clause 5(1), the assignments, transfers. mortgages, legal or other charges, or securities, deeds and documents to which that Clause refers shall be in such form as shall be prepared on behalf of the Bank and may contain provisions such as are contained in this Security or provisions to the like effect and such other provisions of whatsoever kind (including without limitation powers of sale and covenants to pay principal and interest) as the Bank may consider requisite for the improvement, perfection or registration of the security constituted by this Security or for better assuring the Mortgaged Property to the Bank.

(3) ADDITIONAL OBLIGATIONS
     (Implied covenants continue)

     The obligations of the Customer under this Clause 5 shall be in addition to and not in substitution for the covenants for further assurance deemed to be included in this Security by law.

(4) DEPOSIT OF DEEDS
     (Bank to retain title deeds)

     Subject to the requirements of any person for the time being entitled to a Permitted Prior Charge, the Customer will (upon the execution of this Security, or upon becoming possessed of any of [hem at any time in the future) deposit with the Bank and the Bank will be entitled to retain during the subsistence of this Security as further security for the payment of the Moneys Secured all deeds and other documents constituting or evidencing the title to the Mortgaged Property (including without prejudice to the generality of the foregoing any leases granted by the Customer or pertaining to the Mortgaged Property if requested by the Bank).

(5)  AFFIXATION AND ENDORSEMENT
     (Customer to affix items to or endorse documents)

     The Customer shall, whenever requested by the Bank and at the Customer's cost, affix to such items of the Mortgaged Property or endorse or cause to be endorsed (a such documents as are referred to in this Clause 5 as the document stipulates, labels, signs or memoranda in such form as the Bank requires referring or drawing attention to Security.

6.   RESTRICTIONS ON OTHER SECURITIES AND DISPOSALS

(1)  RESTRICTION
     (Negative covenants relating to charges on and certain disposals of the Mortgaged Property)

     The Customer agrees that at no time during the subsistence of the security constituted by this Security with Customer, otherwise than in favour of the Bank, or with the prior written consent of the Bank and in accord with and subject to any conditions which the Bank may attach to its consent -

     (a) (SECURITY INTERESTS): create, grant extend or permit or suffer to arise or subsist any mortgage, charge, or fixed security, floating charge, pledge, hypothecation or lien (other than a lien arising solely by operation of law) or other encumbrance or security interest or liability of any kind on or over the Mortgaged Property whether ranking or purporting to rank in point of security in priority to, equally with, or after the security constituted by this Security or enter into an agreement to do so; or

     (b) (SALE AND OTHER DEALINGS): sell, convey transfer, assign, lease, tend or otherwise deal with or part possession or dispose of, whether by means of one or a number of transactions related or not and whether one time or over a period of time, the whole or any part of the Customer's undertaking or (save in the normal course of trading) of its property, rights or assets, or enter into an agreement (otherwise than an agreement conditional upon the consent or agreement of the Bank being obtained) to do so; or

     (c) (MONETARY CLAIMS): factor or discount or otherwise deal with, dispose of. compromise or make or suffer set-off in respect of any of its book debts, monetary claims or revenues otherwise than by getting them in paying them to such banking account (if any) as is nominated or approved by the Bank (which approval not be unreasonably withheld) or enter into an agreement to do so; or

     (d) (TRUST OF SALES PROCEEDS): agree to account to or hold upon trust for any person the proceeds of sale (including cash, book debts, other monetary claims and negotiable and similar instruments) arising out of or in connection with any goods sold by the Customer and (whether or not in the ordinary course of business) with the express or implied authority of the owner of such goods; or

     (e) (SALE AND LEASE-BACK): convey, transfer, assign, deliver or otherwise deal with, part with possession or distribution of any part of the Mortgaged Property the subject of the floating charge under this Security with the intention or for the purpose of retaining or accepting delivery of possession of such property under or pursuant to an agreement or arrangement to purchase the same or any lease or hiring agreement or arrangement (whether or not containing an option for the Customer to purchase) in respect of such property or enter into an agreement to do so; or

     (f) (SECURITY DEPOSITS): deposit moneys with any person if such moneys are not repayable unless the Customer pays or discharges any other indebtedness or performs or observes any other obligation due to or made such person or any other person or where such person requires or could for the time being claim or assert set-off or counterclaim or enter into an agreement to do so; or

     (g) (TITLE RETENTION): enter into any transaction under which either (1) title to goods supplied to the Customer reserved to the supplier thereof or any other person until payment is made for such goods or any other goods or services, or (ii) the proceeds of sale by the Customer of any goods are held in trust for the supplier of an ingredient or component thereof or any other person in contravention of the conditions and limitations (if from time to time specified by the Bank in relation to such transactions or enter into an agreement to do so.

     (h) (OTHER ACTIONS): do or suffer anything else to be done in derogation of the security constituted by this Security.

(2)  POWERS OF RECEIVER
     (Restrictions do not affect Receiver)

     The prohibitions set out in Clause 6(1) shall not be construed as limiting any powers exercisable by any Receiver appointed by the Bank under this Security who is an agent of the Customer.

7.   INSURANCE

(1)  TAKING OUT AND MAINTAINING INSURANCE
     (Customer agrees to insure Mortgaged Property and to comply with insurance policies)

     The Customer agrees that the Customer will at all times during the subsistence of the security constituted by Security comply with all covenants, undertakings and conditions as to the insurance of the Mortgaged Property imposed by the terms of any Permitted Prior Charge affecting the Mortgaged Property or by the terms of any lease or agreement for lease under which the Customer's estate or interest in the Mortgaged Property is derived and as far as not prohibited by any such terms, the Customer will:-

     (a) (INSURE): cause the Mortgaged Property (including, the rent and profits, if any, thereof) to be insured and to be kept insured in an insurance office or with underwriters approved by the Bank and, if through an insurance broker, through an insurance broker approved by the Bank (which approvals shall not be unreasonably withheld) against loss or damage by fire, storm, tempest, malicious damage, against public liability risk or against all such other risks whatsoever as the Bank may from time to time stipulate, (in an amount satisfactory to the Bank in each case) with the interest of the Bank as mortgagee noted by endorsement on the policy of insurance, or if the Bank so directs, in the joint names of the Customer and the Bank (the "Insurance");

     (b) (PAY PREMIUMS): duly and punctually pay all premium and other moneys payable in connection with the Insurance and promptly upon request by the Bank produce to the Bank receipts or other evidence of their payment;

     (c) (NO OTHER INSURANCE): not take out any further or other insurance in relation to the Mortgaged Property in the Customer's name alone or do or suffer to be done anything which may prejudice any of the Insurance or render it void or voidable or which may permit an insurer to decline a claim;

     (d) (INSURED EVENTS): notify the Bank in writing forthwith upon the happening of any event which entitles a claim to be made under any of the Insurance; and

     (e) (DEPOSIT OF POLICIES): deposit with the Bank as further security for the Moneys Secured all policies, certificates of insurance and other contracts of insurance relating to the Mortgaged Property (whether or not such insurance relates to other property of the Customer) or, if the Bank agrees in writing for them not to be so deposited, produce the same to the Bank for inspection.

(2)  BANK'S RIGHTS
     (Bank may renew insurance if Customer defaults)

     If the Customer defaults in complying with Clause 7(1) or fails to provide the Bank forthwith upon request with evidence satisfactory to the Bank of compliance with Clause 7(1) it shall be lawful, but not obligatory, for the Bank to effect or renew the Insurance either in its own name or in its name and that of the Customer jointly or in the same of the Customer with an endorsement of the Bank's interest and any moneys expended by the Bank in so effecting or renewing the Insurance shall be reimbursed by the Customer to the Bank on demand and shall be added to and form part of the Moneys Secured.

(3)  CLAIMS
     (Insurance moneys to be held in trust for Bank)

     All claims and moneys received or receivable under any Insurance or any insurance of the Mortgaged Property taken out by the Customer in contravention of this Clause shall (subject to the rights and claims of any person entitled to the benefit of a Permitted Prior Charge or any lessor of any part of the Mortgaged Property) be held by the person receiving such moneys in trust for the Bank and shall be applied in repaying or reducing the Moneys Secured or, if the Bank so requires, in repairing, replacing, restoring or rebuilding the property damaged or destroyed and to pay the surplus (if any) to the Customer.

(4)  POWER TO COMPROMISE CLAIMS
     (Bank may compromise claims)

     In the event of damage or loss the Bank shall alone have full power to settle or compromise any claim against any insurer under any insurance covering the Mortgaged Property whether or not such insurance also covers other property.

8.   GENERAL UNDERTAKINGS
     (Customer undertakes to preserve business and Mortgaged Property)

     The Customer agrees that the Customer will at all times during the subsistence of the security constituted by this Security:-

     (a) (BUSINESS): carry on and maintain the present character of its business in a proper and efficient manner and cause each of its subsidiaries to do the same;

     (b) (MORTGAGED PROPERTY): maintain and protect the Mortgaged Property and put into and keep in good and substantial repair and in good working order and condition the Mortgaged Property and all buildings fences and other erections, and improvements, trade and other fixtures and the plant and machinery at any time existing upon or forming part of any land comprised in the Mortgaged Property ("Improvements") and not at any time (except in the ordinary course of repair, maintenance or improvement) demolish, pull down, remove, dismantle, injure, alter or add to any of them or by any means lessen or suffer to be lessened the value of the Mortgaged Property without the prior consent in writing of the Bank;

     (c) (REPAIR): amend every defect in the repair, working order and condition of the Mortgaged Property and any Improvements forthwith on being required so to do by the Bank;

     (d) (ENTRY BY BANK): permit the Bank its agents, servants, employees, contractors, consultants and workmen at all times to enter into and upon the Mortgaged Property to view and examine the state of repair order and condition of the Mortgaged Property and the Improvements and do or perform any act, matter or thing which ought to have been done or performed by the Customer under this Security or to make good any default of the Customer under this Mortgage, and to inspect and take copies of or extracts from all books of account, vouchers and other documents (including those kept in computer records or other electronic forms of data storage) relating in any way to the business transactions of the Customer, all at the cost of the Customer (without the Bank being or being deemed to be a mortgagee in possession by virtue of any such entry) and any moseys expended for all or any of such purposes shall form part of the Moneys Secured;

     (c) (REMOVAL): if requested by the Bank at any time, remove any structure which encroaches on any land in the Mortgaged Property,

     (f) (LEASED PROPERTY): duly and punctually pay all rent and perform and observe the covenants and other contained in any lease or agreement for lease under which any of the Mortgaged Property may be without prejudice to the generality of the foregoing take no step whatsoever whereby any such agreement may be forfeited, surrendered or terminated or omit to do anything if such omission may such forfeiture, surrender or termination and give notice to the Bank forthwith upon the happening of an as a result of which the lease or agreement may be or become liable to be forfeited, surrendered or terminated.

     (g) (PERMITTED PRIOR CHARGE): perform and observe all covenants and obligations, binding on the Customer any Permitted Prior Charge or any other encumbrance and all restrictive and other covenants and stipulations for the time being affecting any of the Mortgaged Property or its use or enjoyment;

     (h) (RENT AND TAXES): duly and punctually pay all rents, rates, taxes, duties, charges, outgoings and assessments of every description (even of a wholly novel character) now or in the future charged or chargeable or payable to the Customer or upon or in respect of the Mortgaged Property or upon its use or upon the owner or occ in respect of the Mortgaged Property and cause each of its subsidiaries to do the same in relation to itself, its undertaking, property, rights and assets;

     (i) (COMPLIANCE WITH STATUTES): (unless the Bank requires the Customer to make or join with the Bank in such objections, appeals or representations as the Bank may consider expedient, in which case the Customer shall at the cost of the Customer make or join with the Bank in making those objections appear representations) comply with and procure that all tenants, employees, agents, contractors or sub-contractor of the Customer comply with all statutes, regulations, ordinances and by-laws and the requirements of relevant authority or order binding on each of them or where non-compliance may impose a charge or liability on the Mortgaged Property or prejudicially affect this Security or render this Security or the Mortgaged Property liable to forfeiture (including without limitation, giving all notices and effecting any registration required by law in relation to the Customer or the ownership of any land comprised in the Mortgaged Property, and obtaining all consents and approvals required in relation to any construction on, or use of the Mortgaged Property, and complying with all building and fire regulations) and deliver or produce to the Bank forthwith upon receipt any notice or order or proposal of any relevant authority relating to the ownership, use or conditions of the Mortgaged Property;

     (j) (AMOUNTS): keep proper accounting and financial statements in such manner and form as may be lawfully required or permitted and therein make true and complete entries of all dealings and transactions of and in relation to its business and that of each of its subsidiaries and procure that the same are at all reasonable times available for inspection by the Bank, its employees, professional advisers and agents and provide the Bank, its employees. professional advisers and agents with all such information respecting the Customer's or any of subsidiaries business and affairs as the Bank from time to time requires.

     (k) (AUDIT): at least once in each year or more often if so required by the Bank cause the accounting records and financial statements of the Customer and its subsidiaries to be duty audited by an auditor approved by the Bank (such approval not to be unreasonably withheld) and immediately in the future provide the Bank a Copy of the balance sheet and trading and profit and loss account of the Customer and each of its subsidiaries duly certified by such auditor and the report of such auditor;

     (l) (TITLE RETENTION): provide the Bank on request with information in writing as to the number of, and the amount involved in, transactions under which either (i) title to goods supplied to the Customer is reserved to the supplier thereof or any other person until payment is made for such goods or any other goods or services, or (ii) the proceeds of sale by the Customer of any goods are held in trust for the supplier of any ingredient or component thereof or any other person;

     (m) (COPIES OF ACCOUNTS): furnish to the Bank copies of all reports, accounts and notices and circulars issued by it to its members as and when issued;

     (n) (CALLS): not without the prior written consent of the Bank call up or receive in advance of calls any of the uncalled capital (or premium) hereby charged or apply the same to any purpose other than in or towards payment of the Moneys Secured;

     (o) (RECEIPTS): produce to the Bank forthwith upon demand the receipts for all payments referred to in this clause;

     (p) (ACCELERATION EVENTS): do all thing necessary to ensure that no event referred to in Clause 3 occurs and notify the Bank in writing forthwith upon becoming aware of the occurrence of any such event;

     (q) (PRIORITY AGREEMENT): if the Customer creates or grants a mortgage, charge or encumbrance over the Mortgaged Property after the date of this Security ("the Subsequent Security") forthwith upon execution or creation of the Subsequent Security and in any event:

          (i) before any request is made to the Bank to produce the relevant instrument of title for registration of the Subsequent Security; and

          (ii) before any moneys are secured actually or contingently by the Subsequent Security;

          procure the holder of the Subsequent Security to enter into a priority agreement with the Bank so as to preserve and confirm the Bank's position as mortgagee ranking in priority to the holder of the Subsequent Security for an amount and on terms satisfactory to the Bank;

     (r) (INFORMATION): give to the Bank such oral or written information as the Bank requires with respect to the Mortgaged Property and all matters relating to (he business or affairs of the Customer; and

     (s)  (RESTRICTED TRANSACTIONS): if the Customer is a proprietary company -

          (i) not make any loan to any member or officer (whether present or future) of the Customer or any body corporate which is a related body corporate of the Customer within the meaning of the Corporations Law or to any spouse, issue, brother, sister or ancestor of any such member or officer Without the prior written consent of the Bank;

          (ii) include or cause to be included as a term of all loans (whether present or future) made to the Customer by any member or officer (whether present or future) of the Customer or any body corporate which is a related body corporate of the Customer within the meaning of the Corporations Law or by any spouse, issue, brother, sister or ancestor of any such member or officer a provision that for so long as the Moneys Secured remain unpaid no part of such loan nor any interest thereon shall be repaid without the written consent of the Bank;

         (iii) not declare or pay any dividend without the prior written consent of the Bank; and

          (iv) not pay or provide any salary or benefit to any member or officer (whether present or future) of the Customer or of any body corporate which is a related body corporate of the Customer within the meaning of the Corporations Law or to any spouse, issue, brother, sister or ancestor of such member or officer in excess of the amount paid for the financial year of the Customer immediately prior to the date of this Security without the prior written consent of the Bank or except as required by law.

9.   BANK'S RIGHT TO REMEDY DEFAULT
     (Bank entitled to remedy Customer's default)

(1)  REMEDIAL ACTION
     If at any time the Customer fails, or is believe by the Bank to have failed, to perform or observe any of the covenants or conditions contained in this Security, it shall be lawful, but not obligatory, for the Bank (but without prejudice to any other rights, power or remedy of the Bank) to do ad things and pay all moneys necessary or expedient in the opinion of the Bank to make good such failure to the satisfaction of the Bank and all moneys so paid (with any costs, charges and expenses so incurred) shall be deemed to have been properly expended and shall form part of the Moneys Secured.

(2)  NOT MORTGAGEE IN POSSESSION
     No exercise by the Bank of its powers under this Clause shall render the Bank, or make the Bank liable to account as a mortgagee in possession.

10.  BANK'S RIGHTS ON DEFAULT

(1)  CLAUSE 3 EVENTS
     (Bank's rights on occurrence of Clause 3 events)

     Subject to Clause 10(2), if an event described in Clause 3 occurs the Bank may thereupon or at any time after such occurrence (in addition to any other rights, powers and remedies conferred on a mortgagee by law) do all or any of the following things without giving any or further notice or demand to the Customer-

     (a) (POSSESSION): enter upon and take possession of the Mortgaged Property and manage and use the Mortgaged Property and enter into receipt of the rents and profits of the Mortgaged Property (with power to demand and recover the same by action or otherwise and give effectual receipts therefor) and cam on at the risk of the Customer any business or pursuit for the time being or usually carried out on or comprised in the Mortgaged Property with all the powers of an absolute owner;

     (b) (LEASE): whether in or out of such possession and receipt, lease or otherwise permit the use of the Mortgaged Property by third persons (whether alone or with others and with or without the Bank) in the manner and with the powers described in this Security;

     (c) (SALE): whether in or out of such possession and receipt, sell the Mortgaged Property and exercise all other powers conferred upon a mortgagee by law;

     (d) (RECEIVER): whether in or out of such possession and receipt and whether or not the Bank is entitled to appoint a Receiver under any statute, by writing appoint any person or persons (including any employee of the Bank if so permitted by law) to be a Receiver of the Mortgaged Property with all the powers and on the terms and conditions described in this Security; and

     (e) (AGENT): appoint and employ one or more agents to act jointly or severally on behalf of the Bank in the exercise of any right, Power or remedy conferred on the Bank by any law or this Security.

(2)  NO DEMAND OR NOTICE
     (Requirement for demand waived)

     Before the Bank exercises a right, power or remedy conferred by Clause 10(1) or on a mortgagee by law, the Bank shall give any notice or demand and allow any time to elapse which the Bank is required by law to give or allow, but to the extent that any notice, demand or lapse of time which is otherwise applicable by law is capable of being waived or negatived by agreement, it is waived and negatived and, to the extent that any period of time which is required to be allowed by law is not capable of being so waived or negatived, but is capable of being a being fixed as a lesser period, that period is fixed as the longer of whichever is permitted to be fixed of the minimum period required by law.

(3)  NOT ACCOUNTABLE AS MORTGAGEE IN POSSESSION
     (Bank not accountable as mortgagee in possession)

     The Bank shall not by reason of entry into possession of the Mortgaged Property be liable to account as in possession or for anything except actual receipts or be liable for any loss upon realization or for any omission for which a mortgagee in possession might be liable.

(4)  WITHDRAWAL
     (Bank may withdraw from possession after entry)

     The Bank and any Receiver appointed under this Security may at any time, in the Bank's or the Receiver's discretion, withdraw from possession after entry or appointment, re-enter and withdraw as often as the Bank or Receiver deems expedient.

11.  POWER OF SALE

(1)  METHOD OF SALE
     (Power to sell and ancillary powers)

     Without derogation from the powers referred to in the previous clause and merely by way of example and thereto, upon the power of sale becoming exercisable by the Bank, the Bank may forthwith or at any time or from time to time in the future -

     (a) (SALE): sell all or any part or parts of the Mortgaged Property by public auction, public tender or private or partly by any such mode of sale (and unless prohibited by law with power on a sale by auction to of the property offered for sale) and for cash or on terms and upon such terms and conditions as thinks fit and either separately as a whole or in lots (granting and securing such easements as the Bank fit) or together with any other real or personal property which for the time being may be mortgage or otherwise held by the Bank from the Customer (whether of the same tenure or otherwise) with apportion the purchase money and expenses of sale between the Mortgaged Property and the other in any manner which the Bank thinks fit and on any sale any, time may be allowed for the payment of the or any part or parts of the purchase money either with or without taking security for the payment of the purchase money and with or without interest and if with interest then at any rate or rates nominated Bank;

     (b) (MAKE PROPERTY MORE SALEABLE): apply for and obtain an amendment of the title to or to any Mortgaged Property and do or cause to be done any other act deed or thing in the opinion of the Bank or desirable for perfecting the title of the Customer thereto or for making the Mortgaged Property more saleable or for enabling any land comprised in the Mortgaged Property to be sold in subdivided or lots, including but not limited to, causing to be made surveys, obtaining town planning, building permits consents and approvals, acquiring rights of carriageway, drainage, sewerage and other easements to any adjacent lands, creating over such land rights of carriageway, drainage, sewerage and other easements laying out and constructing such roads, drains, sewers and other services, and constructing improvements to such land, all as are in the opinion of the Bank necessary or desirable;

     (c) (SURRENDER OF TITLE): surrender to the Crown all or any part or parts of the Mortgaged Property and with the Crown or with any person all or any part of the Mortgaged Property for other property of any either with or without giving or receiving any money or other consideration for the purpose of equal exchange and any property so acquired shall thereupon be held by the Bank on account of the Customer as further security (or the Moneys Secured and the power of sale and all other rights powers or remedies by any law conferred on the Bank shall apply to and be capable of being enforced in respect of that property.

     (d) (FIXTURES): sever fixtures belonging to the Customer and sell them under the power of sale herein conferred apart from the Mortgaged Property.

(2)  PROTECTIVE PROVISIONS
     (Power of sale exercisable despite neglect or waiver)

     The Bank's powers of sale may be exercised notwithstanding any previous neglect or waiver of any right to prior sale and no demand or notice of sale made or given under this Security shall be deemed to be waived because prior negotiations or payment of interest or payment on account of the Moneys Secured by the Customer subsequent to such demand or notice and such demand or notice shall remain in full force and effect notwithstanding negotiations or payment until expressly waived in writing by the Bank.

(3)  PURCHASE MONEYS
     (Bank accountable only for moneys actually received)

     The Bank shall be accountable for or chargeable with so much only of the purchase money as it actually receives upon a sale and only from the time of such receipt notwithstanding that it may have transferred the Mortgaged Property to the purchaser and taken a mortgage from the purchaser to secure so much of the purchase money as may not have been then actually paid or that the Bank may have sold the Mortgaged Property to a purchaser on terms without transferring it to the purchaser and notwithstanding a sale the Customer shall remain liable for the Moneys Secured beyond the amount of moneys actually received by the Bank.

12.  POWER TO LEASE
     (Mortgaged Property May be leased on terms determined by Bank)

     Upon the Bank becoming entitled to exercise its powers to lease the Mortgaged Property the Bank may lease or otherwise permit the use of the Mortgaged Property by third parties (whether alone or with others and with or without the Bank) for such term and on such terms and conditions as the Bank thinks fit and either taking or not taking any fine or premium and either at a pecuniary rent or in consideration of the tenant paving or delivering to the Bank a share or proportion of the returns or profits derived by the tenant from the use of the leased premises and either with or without the option to the lessee at during the currency or at the termination of any such lease of purchasing the leased premises or any part thereof or of renewing any such lease and either for the purpose of occupation building agriculture grazing mining or for any other purpose and under and subject to such terms and conditions in all respects as the Bank thinks fit and if with an option of purchase at such price and upon such terms and conditions as the Bank thinks fit with power to the Bank to compromise with and make concessions to tenants and vary and accept surrenders of leases upon such terms and conditions as the Bank thinks fit and to determine any tenancy now existing or which may in the future be created and to eject any person from the Mortgaged Property and to institute and carry on any proceedings for that purpose.

13.  RECEIVER

(1)  APPOINTMENT AND REMOVAL
     (Bank may appoint or remove one or more Receivers)

     The Bank may appoint one or more persons to be a Receiver or Receivers of the whole or any part of the Mortgaged Property or of the income thereof or both and may:

     (a)  remove any Receiver previously appointed hereunder; and

     (b) appoint another person or persons as Receiver or Receivers, either in place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver previously appointed.

     If at any time and by virtue of any such appointment any two or more persons shall hold office as Receiver of the same part or parts of the Mortgaged Property or the income thereof or both, each person shall be entitled (unless the contrary shall be stated in the deed or other instrument appointing them) to exercise all the powers and discretions by this Security or by statute conferred on a Receiver individually and to the exclusion of the other or others of them.

(2)  WRITING REQUIRED
     (Appointment in writing)

     Every such appointment or removal of a Receiver, and every delegation or revocation by the Bank in the exercise of any right to delegate its powers or to revoke any such delegation herein contained shall be made either by deed or by instrument in writing under the hand of any officer of the Bank or any person authorized in writing in that behalf by any officer of the Bank.

(3)  POWERS OF RECEIVER
     (General powers)

     Every Receiver for the time being holding office by virtue of such an appointment shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any bankruptcy, winding-up, official management or dissolution of the Customer) have in relation to the assets and income in respect of which he is appointed power in the name and on behalf and at the cost of the Customer to do or omit to do anything which the Customer himself could do or have done as an absolute owner and irrespective of any such bankruptcy, winding-up, official management or dissolution and, without prejudice to the generality of the foregoing:

     (a) all the powers conferred by law on mortgagors but without the restrictions hereby imposed on the Customer;

     (b) (with the consent of the Bank) all the powers conferred bylaw on mortgagees in possession as such powers are hereby varied and extended and applicable to the Bank in accordance with the provisions hereof, and

     (c) all the powers conferred by law on Receivers appointed under any statute.

     (Specific powers)

     In addition and without prejudice to the generality of the foregoing the Bank and every such Receiver shall (notwithstanding any bankruptcy, winding-up, or official management or dissolution of the Customer) have the Power to do all the following things, namely:-

          (i) (TO TAKE POSSESSION): to take possession of, collect and get in the Mortgaged Property and for that purpose to make, or to require the directors of the Customer to make, calls upon the holders of the Customer's share capital (including in relation to any premium) in respect of any such capital of the Customer which remains uncalled and to enforce payment of calls so made and any previous unpaid calls by taking proceedings in the name of the Customer or his own name;

         (ii) (TO MANAGE): to carry on and manage, or concur in the carrying on and management of, the whole or any part of the Customer's business including the power where the Customer has one or more subsidiaries of supervising, controlling and financing such subsidiary or subsidiaries (inclusive of bodies corporate as are referred to in sub-paragraph (v) below) and its or their business or businesses and the conduct thereof:

        (iii) (TO IMPROVE): to alter, rehabilitate, improve, develop, complete, construct, modify, refurbish or any of the Mortgaged Property including without limitation the power to complete or undertake or in the completion or undertaking, with or without modification, of any project in which the Customer was concerned or interested prior to his appointment, being a project for the alteration, improvement, development, completion, construction, modification, rehabilitation, refurbishment or repair of Mortgaged Property;

         (iv) (TO SELL OR LEASE): to sell, or concur in selling, leasing or otherwise disposing of the whole or any pa the Mortgaged Property without, so far as it is possible to so provide, the need to observe the restrictions imposed by law and upon such terms and conditions as he shall think fit;

          (v) (SHARES): to promote, or otherwise acquire, the share capital of any body corporate with a view (if the Customer itself shall be a body corporate) to such first-mentioned body becoming a subsidiary of the Customer and purchasing, leasing or otherwise acquiring an interest in the whole or any part of the Mortgaged Property or carrying on any business in succession to the Customer or any subsidiary Customer;

         (vi) (CONVEYANCE): to carry any sale, lease or other disposal of any land or buildings and other property assets into effect by conveying, transferring, assigning or leasing in the name of the Customer and for that purpose to enter into covenants and other contractual obligations in the name of and so as the Customer;

        (vii) (FIXTURES): to sever fixtures belonging to the Customer and sell them apart from any other part of Mortgaged Property,

       (viii) (LEGAL ACTION): to take or defend any such proceedings as he shall think fit in the name of the Customer or otherwise, including proceedings for the compulsory winding-up of the Customer;

         (ix) (COMPROMISE): to enter into or make any such agreement, arrangement or compromise as he shall think fit and carry out and enforce specific performance or otherwise obtain the benefit of all contracts entered into or held by the Customer or entered into in exercise of the powers hereby conferred:

          (x) (INSURANCE): to insure any such assets or liabilities as he shall think fit or as the Bank shall direct and to renew any insurances;

         (xi) (EMPLOYEES AND AGENTS): to appoint and employ such managers, officers and workmen and engage such professional advisers as he shall think fit including without prejudice to the generality of the foregoing power to employ his partners and firm;

        (xii) (RENT REVIEW): to operate any rent review clause in respect of any property in respect of which he was appointed or any part thereof and to apply for any new or extended tenancy;

       (xiii) (TO BORROW): to raise or borrow money from the Bank or any other person to rank for payment in prior to the security constituted by this Security and with or without a mortgage or charge on the Mortgaged Property or any part of it;

        (xiv) (PERFORM COVENANTS): to do all things necessary to perform or observe any of the covenants on the part of the Customer herein contained;

         (xv) (INCIDENTAL POWER): to do all such other things as may seem to him to be incidental or conducive to other power vested in him in the realization of the security hereby constituted; or

        (xvi) (DELEGATION): to delegate to any person for such time(s) as the Bank shall approve any of the power conferred on him.

(4)  CONSIDERATION ON SALE
     (Receiver may accept various forms of consideration)

     In making any sale or other disposal in the exercise of their respective powers (including a disposal to any such body corporate as is mentioned in this clause) a Receiver or the Bank may accept, as and by way of consideration for such sale or other disposal, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount of which is to determined by a third party.

(5)  PAYMENT BY INSTALMENTS
     (Consideration on sale may be by installments)

     Any consideration for a sale or other disposal by a Receiver or the Bank may be receivable in a lump sum or in installments, and upon receipt by the Receiver or the Bank shall by virtue of such receipt be and become chargeable with the payment of the Moneys Secured.

(6)  PERSONAL LIABILITY OF RECEIVER
     (Contracts may limit liability)

     Any contract for any sale or other disposal by the Receiver or the Bank may contain conditions excluding or restricting the personal liability of the Receiver or the Bank to the full extent permitted by law.

(7)  INVOLUNTARY LOSS
     (Receiver not answerable for losses)

     A Receiver shall not be answerable or accountable for any involuntary loss happening in or about the exercise or attempted exercise of the powers hereby conferred or for any more money than shall actually come to his hands or for the negligence, default or dishonesty of any officer, servant, agent or auctioneer.

(8)  AGENT OF CUSTOMER

     (Receiver is Customer's agent)

     Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Customer and the Customer shall be solely responsible for his acts and defaults and for the payment of his remuneration. The appointment of a Receiver shall not render or deem the Bank liable as a mortgagee in possession.

(9)  REMUNERATION OF RECEIVER
     (No maximum rate)

     Every Receiver so appointed shall be entitled to remuneration for his services at a rate to be fixed by agreement between him and the Bank (or, failing such agreement, to be Fixed by the Bank) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm and, to the extent that it is lawful so to provide, without being limited to any maximum rate specified by law.

(10) ADVANCES
     (Bank may advance moneys to Receiver)

     The Bank may at the request of a Receiver advance to the Receiver such moneys as the Bank thinks fit and all moneys so advanced shall be deemed moneys advanced on account of the Customer and form part of the Moneys Secured.

(11) REIMBURSEMENT
     (Costs of receivership and enforcement are Moneys Secured)

     All moneys and amounts paid or for which the Receiver or the Bank becomes liable in the exercise of any of the powers conferred on each of them under this Security or at law shall be reimbursed by the Customer on demand and shall form part of the Moneys Secured.

(12) MONEYS PAID TO BANK
     (Only moneys paid to Bank satisfy Moneys Secured)

     Only moneys actually paid by any such Receiver to the Bank in satisfaction or discharge of the Moneys Secured shall be capable of being applied by the Bank in satisfaction thereof.

(13) BANK'S RIGHTS
     (Bank may exercise Receivers powers)

     Notwithstanding that a Receiver may or may not have been appointed it shall be lawful for the Bank at any time after the Bank shall have become entitled to appoint a Receiver and without giving any notice to exercise all or any of the powers authorities and discretions which may be conferred on a Receiver under this Security.

14.  APPLICATION OF MONEYS
     (Order of application of moneys received under Security)

     All moneys received by the Bank or a Receiver under or by virtue of this Security shall be applied (subject to the claims of any secured and unsecured creditors ranking in priority to this Security) in the following order-

     FIRST in or towards payment of all costs charges and expenses of and incidental to the appointment remuneration and removal of any Receiver and the exercise (including the attempted exercise) by the Bank or a Receiver of all or any of the powers conferred by this Security or by law;

     SECONDLY in or towards payment of the Moneys Secured in such order or manner as the Bank in its absolute discretion sees fit;

     THIRDLY in or towards payment of moneys owing under or in respect of subsequent mortgages and charges in the order of their respective priorities; and

     FOURTHLY in payment of any surplus to the Customer or other person entitled to the Mortgaged Property;

     and any such surplus does not carry interest and shall be deemed to have been duly paid and the Bank shall have no further liability in respect of such surplus if it is paid to the credit of a suspense or impersonal account or an account in the name of the Customer or other person entitled thereto in the books of the Bank whether specially opened for the Purpose or otherwise and in applying any moneys in or towards payment of any of the Moneys Secured the Customer shall be credited only with so much moneys available for that purpose as has actually been received by the Bank and with effect from but excluding the date of receipt.

15.  POWER OF ATTORNEY

(1)  JOINT AND SEVERAL ATTORNEYS

     The Customer appoints tile following, namely -

     (a)  the Bank,

     (b)  each officer of the Bank,

     (c) each and every person to whom the Bank shall from time to time have delegated the exercise of the power of attorney conferred by this Clause, and

     (d) any Receiver appointed under this Security and for the time being holding office as such jointly and severally to be the attorney or attorneys of the Customer and in the Customer's name and otherwise on Customer's behalf and as the Customer's act and deed to sign, seal, execute, deliver, perfect and do all other instruments (including transfers and other instruments pursuant to the Torrens Statute), acts and things that may be required (or which the Bank or any Receiver appointed under this Security shall consider required for carrying out any obligation imposed on the Customer by or pursuant to this Security (including, without limitation, the obligations imposed on the Customer pursuant to Clause 5), for executing, certifying as correct or amending any documents to enable their registration, enforcing settling, compromising and discharging any claim against any insurer in the name of the Customer or the Bank or both and whether or not the insurance covers other property as well as the Mortgaged Property, for conveying or transferring any legal or other title or interest in land and carrying any sale, lease or other dealing by the Bank or such Receiver into effect getting in the Mortgaged Property, for instituting proceedings with or defending any legal proceeding (including arbitration) on behalf of the Customer in connection with this Security or the Mortgaged Property and for executing and appealing from judgments, and generally for enabling the Bank and the Receiver to exercise the respective powers conferred on them by this Security or by law.

(2)  BANK'S POWERS
     (Delegation not to preclude Bank's powers)

     The Bank shall have full power to delegate the power conferred on it by this Clause, but no such delegation by Bank to any person shall preclude the subsequent exercise of such power by the Bank itself or any subsequent delegation thereof by the Bank to any other person and the Bank may revoke any such delegation at any time.

(3)  RATIFICATION BY CUSTOMER
     (Customer to ratify acts of attorneys)

     The Customer shall ratify and confirm all transactions entered into by the Bank, any officer of the Bank, any delegate of the

     Bank or such Receiver in the exercise or purported exercise of the Bank's or such officer of the Bank or such delegate's or such Receiver's respective powers and all transactions entered into, documents executed things done by the Bank or such officer of the Bank or such delegate or such Receiver by virtue of the power of attorney given by this Clause.

(4)  IRREVOCABILITY
     (Power of attorney irrevocable)

     The power of attorney hereby granted is as regards the Bank. each officer of the Bank, its delegates and any Receiver (and as the Customer hereby acknowledges) granted irrevocably and for value as part of the constituted by this Security to secure the proprietary interest of and the performance of obligations owed to Bank.

16.  PROTECTION OF PURCHASERS
     (Purchasers not bound to inquire)

     No purchaser, or other person dealing with the Bank or its delegate or any Receiver appointed hereunder shall bound to see or inquire whether the right of the Bank or such Receiver to exercise any of its or his powers has or has become exercisable or be concerned with any notice to the contrary or be concerned to see whether delegation by the Bank shall have lapsed for any reason or been revoked and need not enquire as to the application of any moneys paid to the Bank, any officer of the Bank, its delegate or a Receiver and the receipt of the Bank, officer of the Bank, its delegate or a Receiver is a good discharge on behalf of the Customer.

17.  EFFECTIVENESS OF SECURITY

(1)  OTHER SECURITY
     (Not affected by nor to affect other security)

     This Security is in addition to and does not prejudice, nor is it prejudiced by, any other security which the Bank at any time hold for any of the Moneys Secured, and no other security held by the Bank over the whole or any of the Mortgaged Property is extinguished, postponed, lessened or otherwise prejudicially affected by this Security or merges in this Security.

(2)  CONTINUITY

     (Obligations remain in force notwithstanding discharge of Mortgaged
     Property)

     This security shall remain in full force and effect as a continuing security until discharged by the Bank. The Customer is not entitled to a discharge of this Security at a time when there are, or it is reasonably foreseeable that there are likely to be any moneys or amounts which fall within the description of the Moneys Secured. The Bank may at any time in its absolute discretion discharge the whole or any part of the Mortgaged Property from the operation of this Security but such discharge shall not relieve the Customer from the obligation to pay any moneys or amounts which fall with the description of the Moneys Secured which may be outstanding at the time of such discharge or in the future.

(3)  BILLS AND OTHER SECURITY
     (Not to affect bills or other securities)

     Nothing contained in this Security or in any other security or Security Instruments now or in the future held or taken by the Bank as security for the payment of the Moneys Secured or any of them is intended to or shall operate so as to, prejudice or affect any Security Instrument, bill, note, mortgage, pledge, charge or other security of any kind whatsoever which the Bank may have for the Moneys Secured or any of them or any right, remedy or privilege of the Bank under any of them.

(4)  BANKRUPTCY OR INSOLVENCY CLAIMS
     (Void or voidable payments not to discharge liability of Customer)

     Notwithstanding any discharge or partial discharge by the Bank of this Security, if in relation to any payment made to the Bank of any sum of money by or on behalf or on account of the Customer a claim is made by any person under or by virtue of any law relating to bankruptcy or the protection of creditors to the effect that the payment is void or voidable and that claim is upheld by a court or is conceded or compromised by the Bank in its unfettered discretion and without notice to the Customer then -

     (a) (NO DISCHARGE): that payment (or such part of that payment as is payable under the claim as so upheld. conceded or compromised) shall be deemed not to have discharged a liability of the Customer under this Security for its payment, and as between the Customer and the Bank the payment to the Bank shall be deemed never to have been made;

     (b) (RESTORATION OF SECURITY): where such a claim is upheld. conceded or compromised the Customer shall, if required by the Bank, restore to the Bank any security held by it from the Customer immediately prior to such discharge or partial discharge and in addition to the other moneys recoverable by the Bank under this Security the Customer shall be liable to pay to the Bank on demand all costs and expenses whatsoever (including legal costs and expenses as between solicitor and own client) incurred by the Bank in or in connection with any negotiations or proceedings relating to any such claim; and

     (c) (AUTHORITY TO DEBIT ACCOUNT): the Bank may debit any account of the Customer in the books of the Bank or any account of which the Customer may be one of the proprietors with any sum which the Bank in its opinion may be or become liable to pay as a consequence of any such payment being void or voidable or any claim, being conceded or compromised and the amount of any such debit shall be binding on the Customer and shall form part of the Moneys Secured.

(5)  CONTINGENT LIABILITIES
     (Payment of maximum amount of contingent liability to trustee)

     Where this Security purports to make an amount payable on demand or refers to payment to the Bank of moneys which include an amount and in either case that amount represents a contingent or prospective liability or any other liability that cannot be quantified or may not become payable -

     (a) (SELECTION OF TRUSTEE): the Customer (with the prior written consent of the Bank), the Bank or a Receiver (as the case may be) may select a trustee approved by the Bank;

     (b) (CONSENT): the Bank shall not unreasonably refrain from giving its consent to selecting or from approving a proposed trustee selected by the Customer or a Receiver;

     (c) (PAYMENT TO TRUSTEE): the Customer, the Bank or the Receiver (as the case may be) may pay to the trustee a fund equal to the maximum amount of the contingent, prospective, unquantifiable or uncertain liability that is reasonably foreseeable at the time of payment;

     (d) (DISCHARGE): subject to Clause 17(4) and to Clause 17(5)(c), payment to the trustee operates as a complete discharge to the Customer in respect of that liability, and

     (e) (SATISFACTION OF LIABILITY): the trustee shall hold the fund on trust to satisfy the liability from time to time out of the fund and to pay the balance (if any) when the liability has ceased or been satisfied in the same manner as is provided in Clause 14.

18.  REMEDIES, TIME OR INDULGENCE

(1)  CUMULATIVE RIGHTS
     (Additional to other rights)

     The rights, powers and remedies provided by this Security to the Bank are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers and remedies provided by law.

(2)  FAILURE TO EXERCISE RIGHTS
     (No waiver)

     No failure of the Bank to exercise, or delay by the Bank in exercising, any of the rights (including, but not limited to the right to make demand), powers, discretions and remedies provided by this Security or by law (collectively the "Bank's Rights") shall operate as a waiver of any of them, nor shall any single or partial waiver of any of the Bank's Rights preclude any further or other exercise of that one of the Bank's Rights concerned or the exercise of any of the Bank's Rights.

(3)  WAIVER IN WRITING
     (Writing required for waivers)

     Any waiver or consent by the Bank under this Security is effective only if in writing signed by the Bank or an of the Bank and then only to the extent expressly stated in such writing.

(4)  NOTICE OF THIS SECURITY NOT REQUIRED
     (Bank not bound to notify others of Security)

     It shall not be incumbent on the Bank to give notice of this Security to any person nor to exercise any power or authority contained or implied in this Security or vested in the Bank under this Security or by law nor shall Bank be answerable or accountable for any loss occasioned by its omission or delay so to do or for any loss happening in or about or occasioned by the exercise or execution or a partial or attempted exercise or execution of any power or right or authority or any trust connected therewith nor for any other involuntary loss howsoever the same may be incurred (and whether through negligence or otherwise).

19.  ACCOUNTS

(1)  NEW ACCOUNT
     (Opening up a new account on subsequent charge)

     If the Bank at any time receives notice of any subsequent mortgage, assignment, charge or other interest affecting the whole or any part of the Mortgaged Property, the Bank shall be entitled to open a new account or account for the Customer in its books and if the Bank does not in fact do so then (unless the Bank gives express written notification to the Customer that it has not done so) as from the time when the Bank received such notice all payments made by the Customer to the Bank shall (in the absence of any express appropriation to the contrary by the Customer to have treated as having been credited to such new account of the Customer and not as having been applied in reduction of the Moneys Secured outstanding at the time of receipt of such notice by the Bank.

(2)  SUSPENSE ACCOUNT
     (Moneys may be credited to suspense account)

     All moneys received, recovered or realized by the Bank under or pursuant to this Security (including the provision of any conversion of currency) may be credited, at the discretion of the Bank to any suspense or impersonal account and may be held in such account for so long as the Bank thinks fit (with interest accruing thereon at such rate as the Bank considers fit) pending their application at such time or times as the Bank may decide in the discharge of Moneys Secured or any of them.

(3)  COMBINING ACCOUNTS
     (Bank may combine accounts)

     If the Customer has two or more accounts with the Bank, the Bank may at any time without notice to any person combine any such two or more accounts of the Customer with the Bank.

(4)  SET-OFF
     (Bank has right of set-off)

     The Bank may set off or transfer any sum standing to the credit of any one or more accounts with the Bank of the Customer or any person liable jointly with the Customer in or towards satisfaction of any of the Liabilities of the Customer to the Bank on any other account or in any other respect.

(5)  BANK'S RIOTS
     (Bank's rights are exercisable notwithstanding previous dealings or this Security)

     The Bank's rights under this Clause shall exist and be exercisable whether
     or not the Bank has agreed to permit a   set-off for the purpose of
     calculation of interest between any two or more accounts and notwithstanding any course of dealing between the Customer and the Bank and notwithstanding anything in this Security or that the Money Secured may be or may be expressed to be advanced on any specified account or on two or more accounts or that the accounts are with different branches of the Bank of that any one account or more stand in credit.

(6)  BANK MAY TREAT COMBINED ACCOUNTS AS ONE
     (Bank may decline to honour outstanding instruments)

     Upon a combination of accounts the Bank may decline to pay any cheque or other order or instrument, make advances or meet any obligations to for or for the accommodation of or on behalf of the Customer as if the combine accounts had at all times been conducted as a single account.

(7)  LIABILITIES
     (All types of liabilities covered)

     The liabilities referred to in this Clause may be actual, contingent, prospective, primary, collateral, several or joint liabilities, and the accounts, sums, and liabilities referred to in this Clause may be denominated in any one or more currencies.

20.  CURRENCY CONVERSION AND EXCHANGE RISK

(1)  CURRENCY CONVERSION
     (Bank may convert any sum into another currency)

     Where it is accessary pursuant to this Security or where in the Bank's opinion it is necessary or desirable for any purpose connected with or arising out of this Security to convert a sum of money expressed in one currency ("First Currency") into a sum expressed in another currency ("Second Currency") the rate of conversion to be used will be the rate at which the Bank would have been able to purchase the Second Currency with the First Currency on the date of conversion for value the same day in the market for foreign currency in Sydney including any premium.

(2)  EXCHANGE RISK
     (Customer indemnifies Bank against exchange risk)

     If any sum due from the Customer under this Security or any order or judgment given or made in relation to this Security has to be converted from one currency ("First Currency") into another currency ("Second Currency") for the purposes of:

     (a)  making or Ming a claim or proof against the Customer;

     (b)  obtaining an order or judgment in any court or other tribunal; or

     (c) enforcing any order or judgment given or made in relation to this Security;

     the Customer shall, indemnify and hold harmless the Bank from and against any loss suffered as a result of any discrepancy between:

     (d) the rate of exchange used for such purpose to convert the sum from the First Currency into the Second Currency, and

     (e) the rate of exchange determined in accordance with Clause 20(1) of this Security to convert the sum from the First Currency into the Second Currency on the date of receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

(3)  INDEPENDENT OBLIGATION
     (Indemnity given is independent obligation)

     The indemnity in Clause 20(2) of this Security constitutes a separate and independent obligation of the Customer, applies irrespective of any time, waiver or other indulgence granted by the Bank, and survives the termination of this Security.

(4)  EXTENT OF ANY DISCHARGE
     (No discharge except to extent of currency purchased)

     The purported payment of any Moneys Secured in a currency other than the currency in which those Moneys Secured are agreed to be due and payable shall not discharge such Moneys Secured except to the extent of the amount of the currency agreed to be due and payable which the Bank actually receives as a result of the purchase of the currency agreed to be due and payable with the amount of the currency received by the Bank.

21.  NOTICES

(1)  SIGNATURE OF NOTICES
     (Officer of Bank or solicitor may sign)

     Any notice, certificate or demand which the Bank desires or is required to give to or make upon the Customer for any purpose in connection with this Security may be signed for and on behalf of the Bank by any officer of the Bank or by any solicitor for the time being acting for the Bank, whose signature may be handwritten or printed or otherwise reproduced by mechanical means.

(2)  SERVICE
     (Additional methods of service)

     In addition to the sufficient methods of service provided for by statute any notice, certificate or demand by the Bank shall be deemed to be duly given to or made upon the Customer if:-

     (a) left for the Customer, or sent by prepaid post or by telex, lettergram (telegram) or facsimile transmission to the Customer, at:

          (i)  its address set forth herein;

         (ii) the Customers registered office or any one of its principal places of business in any State or Territory of the Commonwealth of Australia or elsewhere; or

        (iii)  any premises owned or occupied by the Customer,

     (b)  delivered personally to any officer of the Customer or

     (c) advertised in the government gazette of the state, country or place in which this Security is executed by the Customer.

(3)  VALIDITY OF SERVICE
     (Due service)

     Any such method of service shall be valid, effectual and sufficient notwithstanding that:-

     (a) at the date of service the Customer may be insolvent, or should be in receivership or liquidation or provisional liquidation), whether voluntary or compulsory, or under official management;

     (b) The Customer shall not receive or read such notice, certificate or demand; or

     (c) where such notice, certificate or demand is sent by post or lettergram (telegram) it is returned to Bank through the post office unclaimed;

     and notwithstanding any other matter or event whatsoever.

(4)  DEEMED RECEIPT
     (When received)

     Any such notice, certificate or demand shall be deemed to have been received by the Customer:-

     (a)  if left or delivered personally, on the same day;

     (b) if sent by post, on the second business day (in the place to which it is addressed) after the date of posting

     (c)  if sent by telex, upon receipt of the Customer's answerback code;

     (d) if sent by lettergram (telegram), on the next business day (in the place to which it is addressed) after dispatch

     (e)  if sent by facsimile transmission, upon despatch: and

     (f)  if advertised, on the date of publication of the relevant gazette.

(5)  CERTIFICATES
     (Certification of service)

     A certificate signed by an officer of the Bank or by any solicitor for the time being acting for the Bank as to time and manner of giving or making such notice, certificate or demand shall be conclusive evidence thereof.

(6)  DEEMED SERVICE
     (Where two or more persons as the Customer)

     Where more than one person is named as the Customer, any demand, certificate or notice served on one of them (or deemed to have been so served) shall be regarded as effectively served on the other or others of them.

22.  DEALINGS WITH PRIOR MORTGAGEES

(1)  PRIOR MORTGAGES
     (Sale may be subject to or discharged from prior mortgages)

     Any sale by the Bank or a Receiver appointed hereunder may be made either subject to or discharged from any prior mortgage or other security and the Bank or such Receiver may settle and pass the accounts of any person in the prior mortgage or other security may for the time being be vested.

(2)  CUSTOMER BOUND BY SETTLED ACCOUNTS

     Any account so settled and passed shall as between the Bank (or, as the case may be, the Receiver) on the one hand and the

     Customer on the other hand be deemed to be properly settled and passed and shall be binding on the Customer accordingly.

(3)  REDEMPTION OF PRIOR MORTGAGES
     (Bank may redeem or pay out prior mortgage)

     If any person or persons entitled to the benefit of any prior mortgage or other security ranking in point of security in priority to this Security shall call in the moneys thereby secured or shall take any step to enforce the same the Bank may thereupon, by agreement or in exercise of its statutory power, either redeem such mortgage or other security or make payment of such moneys and take a transfer of the benefit thereof, and the money so expended by the Bank (including all costs of and incidental to any such transaction) shall be reimbursed by the Customer to Bank on demand and shall (but only if the Bank shall so elect in a case where the Bank has taken such a transfer so secured hereby and be added to and form part of the Moneys Secured. The Customer will upon the written request of the Bank made at any time execute in favour of the Bank and at the cost of the Customer all such deeds or other documents as the Bank may require in order to have any mortgage or security transferred to the Bank pursuant to this Clause 22(3) registered or for more perfectly assuring or securing the property secured thereby in favour of the Bank. The Customer authorises the Bank to complete any mortgage or security transferred to the Bank pursuant to this Clause 22(3) by filling in blanks and correcting mistakes in order to make it conform to the contractual intention of the parties or to supply immaterial deficiencies, and in particular, to insert details of any dates or amounts left blank when the Customer executed it and to certify as correct for the purpose of registration in respect of any registering authority.

23.  PROVISIONS SEVERABLE
     (Power to sever)

     Each of the provisions contained in this Security shall be severable and distinct from one another and if at any time any one or more such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of each of the remaining provisions of this Security shall not in any way be affected, prejudiced or impaired thereby.

24.  THE BANK'S DISCRETIONS

(1)  NO OBLIGATION TO EXERCISE RIGHTS
     (Bank under no obligation to exercise rights)

     Any power, remedy, right or privilege which may be exercised or any determination which may be made hereunder by the Bank may be exercised or made or declined to be exercised or made in the absolute and unfettered discretion of the Bank. The Bank shall not be under any obligation to do so or to give reasons therefor and the Bank is not liable or accountable for any loss occasioned by or arising out of or in connection with its omission to exercise any power right or authority or to make any determination or any delay in exercising any power right or authority or making any determination or the exercise or partial exercise of any power, right or authority or the performance of any trust connected therewith.

(2)  OTHER SECURITY
     (Bank not under obligation to resort to other security)

     The Bank is not under any obligation to resort to any other security or guarantee it may hold for the Moneys Secured or any part thereof in priority to this Security or any other security and, subject to the mandatory requirements of any applicable law, the Customer may not require the Bank to marshall or consolidate this Security with any other security or any other security with this Security.

(3)  NEGOTIABLE INSTRUMENTS
     (Bank may make demand notwithstanding bills are outstanding)

     The Bank may make demand under this Security notwithstanding the currency of a negotiable instrument and any demand made under this Security may include the amount of any bills of exchange, promissory notes or other negotiable instruments in respect of which the Customer may be liable to the Bank notwithstanding that those instruments may not then have matured.

(4)  MEETINGS OF CUSTOMER
     (Officer of Bank may attend meetings)

     The Bank, through any officer of the Bank, may attend all meetings of the directors of the Customer and all general meetings of the Customer and may speak at those meetings, if the officer of the Bank thinks fit and, if required by the Bank, the Customer will procure its articles of association to be amended to give effect to this Clause.

25.  ASSIGNMENT

(1)  BANK'S RIGHT OF ASSIGNMENT
     (Bank may assign Security)

     The Bank shall have a full and unfettered right to assign the whole or any part of the benefit of this Security free of any equity, set-off or counterclaim and the expression the "Bank" wherever used in this Security shall be deemed to include the assignees and other successors, whether immediate or derivative, of the Bank, who shall be entitled to enforce and proceed upon this Security in the same manner as if named as the Bank under this Security.

(2)  BANK'S RIGHT TO GIVE INFORMATION
     (Bank may inform assignee)

     The Bank shall be entitled to impart any information concerning the Customer to any such assignee or other successor or proposed assignee or successor as well as to any body corporate which is a related body corporate of the Bank within the meaning of the Corporations Law (or which would be so related if it applied to determine the question).

26.  CUSTOMER AS SURETY

     The following provisions of this Clause apply where the liability of the Customer to the Bank is that of surety for the obligations of another person or persons (each a "Principal Debtor"):

(1)  LIABILITY OF CUSTOMER
     (Liability of Customer not to be affected by variation in principal liability)

     The liability of the Customer hereunder shall not be impaired, released, discharged or otherwise affected by any act, event or omission which might otherwise have that effect at law or in equity including without limiting the generality of the foregoing, any one or more of the following -

     (a) (VARIATION OF FACILITY): any determination, variation or increase by the Bank of any credit or facilities to any Principal Debtor; or

     (b) (GRANT OF TIME): the grant by the Bank to any Principal Debtor or any other person of any time, credit, indulgence or concession; or

     (c) (DEALINGS WITH SECURITIES): any dealing with, or exchange, renewal, variation, release, or modification, abstention from perfecting or enforcing any securities or rights which the Bank may now or hereafter acquire with respect of the Moneys Secured; or

     (d) (RENEWAL OF BILLS): the renewal by the Bank of any bills, promissory notes or other negotiable instruments or Security Instruments: or

     (e) (DEALINGS WITH OTHER SECURITIES): any compounding, compromise. discharge. release, abandonment, variation, relinquishment, renewal or transfer in whole or part of, or other dealing with this Security or Security Instruments or of the indebtedness or liabilities of any Principal Debtor or other person or guarantor to the Bank or by any neglect or omission of the Bank to enforce any of its rights against any of them; or

     (f) (ABSTINENCE FROM CLAIM): the Bank's abstaining from proving or maintaining any right or proof or from enforcing payment of any dividend or composition; or

     (g) (FAILURE TO OBTAIN OTHER SECURITY): the Bank's obtaining or failure to obtain any other guarantee (whether contemporaneously with this Security or otherwise) or the failure or refusal of any person to provide other security, or

     (h) (APPLICATION OF ADVANCES): the Bank's agreeing with any Principal Debtor at any time as to the applicability if any advances or other accommodation; or

     (i) (DEATH OR BANKRUPTCY): the death, incapacity, official management, liquidation, receivership, bankruptcy, or insolvency of any Principal Debtor any guarantor, co-surety or any other person; or

     (j) (COMPOSITION): the Bank becoming a party to or bound by any compromise or assignment of property or arrangement or composition of debts or scheme of reconstruction by or relating to any Principal Debtor in any capacity, any guarantor, co-surety or any other person; or

     (k) (DEFECTIVE SECURITY): any security held or taken at any time by the Bank being void. defective or inform; or

     (l) (LOSS OF SECURITY): any property the subject of a security being forfeited, extinguished, surrendered, or determined.

(2)  SEVERAL CUSTOMERS
     (Discharge of one Customer not to affect liability of others)

     Where two or more persons are named in this Security as the Customer no release, discharge, composition or arrangement between the Bank and any one or more of those persons shall release or discharge, or prejudice, or otherwise affect, the Bank's right and remedies hereunder against any other of those persons.

(3)  CUSTOMER'S CLAIMS
     (Customer not to make claims unless Moneys Secured paid in full)

     Until the Moneys Secured have been paid or discharged in full and the Bank is satisfied that it will not be under liability to repay any of them on the ground of preference or otherwise and notwithstanding any payment of money recoverable from the Customer under this Security or any purported release or cancellation of this Security the Customer will not by virtue of such payment or by any other means or on any other ground, except with the prior written consent of the Bank or as provided below -

     (a) claim any set-off or assert any counterclaim against any Principal Debtor in relation to any liability of Customer to that Principal Debtor, or

     (b) make or enforce any claim or right against any Principal Debtor or prove in competition with the Bank, in respect of any payment hereunder made by the Customer or otherwise; or

     (c) be entitled to claim or have the benefit of, any set-off, counterclaim or proof against, or dividend, compos or payment by, any Principal Debtor or any Principal Debtor's estate; or

     (d) be entitled to claim or otherwise obtain the benefit of any security or guarantee or indemnity at any time by the Bank for or in respect of any of the Moneys Secured or be entitled to assert against the Bank any of subrogation in respect of any moneys paid to the Bank; or

     (e)  claim or enforce any right of contribution against any co-surety.

(4)  BANKRUPTCY OR WINDING-UP OF PRINCIPAL DEBTOR
     (Customer to exercise rights if required by Bank)

     If the Customer shall have any right of proof in the bankruptcy or winding-up of any Principal Debtor which will not derive from a payment made hereunder, the Customer shall (except where the Bank otherwise requires) exercise that right and shall (except as aforesaid) claim any related right of contribution from any co-surety.

(5)  PAYMENT IN GROSS
     (All payments received by the Bank deemed to be payments in gross)

     All moneys from time to time received by the Bank in reduction of the indebtedness of any Principal Debtor to Bank or from any co-surety shall be regarded as payment in gross without any right on the part of the Customer stand in place of the Bank in respect of or to claim the benefit of any moneys so received as against any Principal Debtor until the whole of the indebtedness of that Principal Debtor has been paid or satisfied and so that in the event of the Customer going into liquidation, official management or bankruptcy, the Bank shall be entitled to prove the total indebtedness of that Principal Debtor in relation to the Moneys Secured (including for all moneys which the Customer has paid hereunder) and to retain and carry to a suspense account and appropriate at the discretion of the Bank any amounts received until the Bank has been paid one hundred cents in the dollar in respect of the Moneys Secured.

(6)  MONEYS RECEIVED BY CUSTOMER
     (Moneys or property received by Customer to be held in trust for Bank)

     If while the Customer shall remain under any liability to the Bank under this Security any moneys or other property or assets shad be received by the Customer in consequence of anything done with the consent of the Bank or in pursuance of any of the other provisions of this Clause or in breach of any such provisions, such moneys, other property or assets shall be held upon trust to pay or transfer the same to the Bank to the extent of such liability.

(7)  REFERENCE TO DEBTOR
     (Extension of "Moneys Secured")

     Each reference to the Customer in paragraphs 2(1)(a), (b), (c), (d), (c),
     (f) and (g) and in Clause 3, shall also be read as a reference to each Principal Debtor.

27.  CUSTOMER AS TRUSTEE
     (Certain provisions to apply if Customer is trustee)

(1)  APPLICABILITY

     The following provisions of this clause apply if the Customer gives this Security as trustee of the Trust.

(2)  UNDERTAKINGS BY CUSTOMER

     The Customer:

     (a) (BINDING SECURITY): acknowledges and agrees that this Security is binding on it personally and in its capacity as trustee of the Trust,

     (b) (SUCCESSOR TRUSTEE): shall cause any successor of the Customer as trustee of the Trust to execute such documents as the Bank may require to ensure that this Security is binding on such successor, and

     (c) (RIGHT OF INDEMNITY): upon the floating charge created by this Security becoming a fixed charge and on demand by the Bank, shad exercise its rights of indemnity in relation to the Trust Fund and its rights against the beneficiaries to cause payment of the Moneys Secured to the Bank or otherwise hold such rights for the Bank.

(3)  REPRESENTATIONS AND WARRANTIES

     The Customer represents and warrants in respect of each Trust that:

     (a) (SOLE TRUSTEE): the Customer is the sole trustee of the Trust and no action has been taken to remove or replace it;

     (b) (PARTICULARS): full particulars of the terms of the Trust have been disclosed to the Bank prior to the execution of this Security;

     (c) (TRUST DOCUMENTS): the copies of the Trust Deed constituting the Trust and any other documents relating to the Trust and the Memorandum and Articles of Association of the Customer delivered to the Bank before the Customer executed this Security are true copies of those documents as in force at the date of this Security;

     (d) (POWER): the Customer has power under the Trust Deed to execute and perform its obligation under this Security, and all necessary action has been taken to authorises the execution and performance of this Security under the Trust Deed and the Memorandum and Articles of the Customer;

     (e) (BENEFIT): this Security is executed and all transactions secured by this Security are or will be entered into as part of the due and proper administration of the Trust and are or will be for the benefit of the beneficiaries;

     (f) (RIGHT OF INDEMNITY): the Customer has a right to be fully indemnified out of the Trust Fund and no action has been taken to restrict or limit that right;

     (g)  (DEFAULT): the Customer is not in default under the Trust Deed; and

     (h) (VESTING DATE): no vesting date for the Trust Fund has been determined,

     and further warrants that each of the above warranties will remain true as long as this Security remains in force.

(4)  BENEFICIARIES' CLAIMS

     The Banks rights under this Security shall rank in priority to the claims of beneficiaries to the Trust Fund.

(5)  DISTRIBUTION OF INCOME
     (Distribution of income allowed)

     Nothing in this clause shall prevent the Customer from distributing the income (but not the capital) of the Trust Fund in accordance with the Trust Deed until the Bank by written notice directs the Customer not to make such distributions or until this Security becomes immediately enforceable, whichever occurs first.

(6)  NEGATIVE COVENANTS

     Except with the prior written consent of the Bank:

     (a)  the Trust Deed shad not be altered;

     (b) the Customer shall not retire as trustee of the Trust. nor shall any new or additional trustee be appointed; and

     (c)  the Customer shall not default in its duties as trustee of the Trust.

(7)  SUCCESSORS

     In this Security references to the Customer include the Customer's successors as trustee of the Trust.

28.  PARTNERSHIP
     (Security not to be affected by changes in partnership)

     Where this Security is given in respect of the indebtedness of a partnership this Security shall continue to notwithstanding any changes which may from time to time take place in the constitution of the part notwithstanding that the partnership ceases to carry on business, and shall continue to bind the notwithstanding that the Customer is not a member of the partnership or having once been a partnership the Customer is no longer a member thereof.

29.  RESUMPTION

(1)  CLAIM FOR COMPENSATION
     (Bank entitled to claim compensation)

     If the Mortgaged Property or any part thereof is or is proposed to be resumed or acquired by the government or public authority or the use to which the Mortgaged Property or any part thereof may lawfully be put is or to be altered the Customer shall notify the Bank forthwith and, if requested by the Bank, shall at the expense claim or join with the Bank in making claim for all or any moneys which may become payable purchase money or compensation or otherwise in respect of the Mortgaged Property and in making app consent or permission to use the Mortgaged Property for such purposes as the Bank may think appropriate.

(2)  COMPROMISE OR SETTLEMENT
     (Bank to approve compromise or settlement)

     The Customer shall not without the consent and approval in writing of the Bank compromise agree or the purchase money or compensation or any proportion thereof payable in respect of any such acquisition or execute any releases therefor notwithstanding anything in any statute under which any purchase money or compensation may be payable.

(3)  COMPENSATION RECEIVED
     (Customer to hold compensation in trust for Bank)

     If the Customer receives any purchase moneys or compensation as a result of any exercise by any government or any public authority of any power under any law or by reason of or as a result of some right to receive or purchase moneys having arisen, then such moneys shall be held by the Customer on trust for the application in or towards payment of the Moneys Secured and shall be paid to the Bank forthwith upon.

30.  MORATORIUM
     (Moratorium laws do not apply)

     Any existing or future moratorium legislation or regulations shall have no application to this Security or to the Secured and such legislation and regulations, are hereby expressly

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     excluded from applying to this Security Moneys Secured to the full extent permitted by law.

31.  COVENANT FOR TITLE AND OTHER REPRESENTATIONS AND WARRANTIES

(1)  GOOD TITLE

     The Customer covenants that it has good right, title and authority to charge the Mortgaged Property in the contemplated by this Security free of any encumbrance except any Permitted Prior Charge.

(2)  REPRESENTATIONS AND WARRANTIES

     The Customer represents and warrants that:

     (a) (POWER): the Customer has power to enter into and observe its obligations under this Security,

     (b) (AUTHORISATIONS): the Customer has the reports and evaluations and has in full force and effect and authorisations necessary to enter into this Security, observe obligations under it, allow it to be enforce enable the Customer to carry on any undertaking or activity contemplated by any purpose agreed by to be the purpose for which the Moneys Secured are provided.

     (c) (ENFORCEABILITY): the Customer's obligations under this Security are valid, binding and are enforceable it in accordance with its terms;

     (d) (CONSTITUENT DOCUMENTS): this Security and the transactions under it do not contravene the Customer constituent documents or any law, regulation or official directive or any of the obligations or undertaking which the Customer or any assets of the Customer are bound or cause a limitation on the Customer's or the powers of its directors to be exceeded;

     (c) (DISCLOSURE): the Customer has fully disclosed in writing to the Bank all facts relating to the Customer, this Security, the Mortgaged Property and anything in connection with them which are material to the assessment of the nature and amount of the risk undertaken by the Bank in providing any of the Moneys Secured or accepting this Security as security for doing so or which are material to establishing the form of any notifications to be lodged in any official register in connection with this Security or the Mortgage Property;

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     (f)  (EVENTS OF DEFAULT): no event mentioned in Clause 3 has occurred which continues to be unremedied; and

     (g) (MATERIAL DEFAULT): to the best of the knowledge information and belief of the Customer, the Customer is not in material default under any material agreement binding on the Customer and no action, suit, proceedings, litigation or administrative proceeding before any court, board or arbitration or administrative body is presently in course or pending or threatened which would have a material adverse effect on the business, assets or financial condition of the Customer or which brings into question the validity of this Security or the Bank's right to recover any of the Moneys Secured, and the Customer covenants that each of these representations and warranties is true and correct at the date of execution by the Customer of this Security

32.  BANKING DAYS
     (Payments to be on Banking Days)

     When any day specified in this Security or in any notice or demand made under or in relation to this Security for the payment of any moneys or the performance of any act is not a Banking Day the payment shall be made or the act performed on the Banking Day next preceding that day.

33.  PAYMENTS FREE OF DEDUCTION
     (All payments to be free of deductions or to be grossed up)

(1)  NO DEDUCTIONS

     All payments to be made under this Security shall be made free and clear of and without deduction for taxes, levies, imposts, duties, charges, fees or withholdings of any nature whatsoever now or hereafter imposed by any governmental, fiscal or other authority.

(2)  GROSS-UP

     If the Customer shall at any time be compelled by law to deduct or withhold any amount from any payment to be made under this Security the Customer will concurrently pay to the Bank such additional amounts as will result in payment to the Bank of the full amount which would have been received if such deduction or withholding had not been made. If due to any statutory provision the Customer is not obliged to pay such additional amounts, the Customer shall not be obliged to pay them under this Security but the Bank may then demand payment

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

     of the Moneys Secured as if such non-payment were an event mentioned in Clause 3.

34.  LAW AND JURISDICTION
     (See Schedule for law and jurisdiction)

     This Security shall be governed by and construed in accordance with the laws of the place named in Item 4 of the Schedule and the Customer hereby irrevocably submits to the non-exclusive jurisdiction of the courts of that place.

35.  PRIORITY AMOUNT
     (Maximum prospective liability specified in Schedule)

     For the purpose only of Fixing priorities in accordance with Section 282 of the Corporations Law between this Security and any other charge given by the Customer and without affecting any obligation of the Customer under this Security, the prospective liabilities secured by this Security include, without limitation, the prospective liabilities identified in paragraph (1) of Item 3 of the Schedule and the maximum prospective liability secured by this Security is the amount specified in paragraph (2) of Item 3 of the Schedule.

36.  SUSPENSION OF CHARGE

(1)  SUSPENSION
     (Suspension because of conditional prohibition by law)

     If, without any consent, approval, notification or condition or other required action being obtained, made, satisfied or carried out, a law prohibits any property or asset of the Customer from being charged or provides that if such property or asset is charged, this Security is void, voidable or unenforceable:

     (a) this Security shall not operate to charge any such property or asset of the Customer in each such case unless and until the consent, approval, notification or condition or other required action has been obtained, made, satisfied or carried out with respect to the property or asset concerned; and

     (b) the Customer will diligently make all applications, pay all costs and expenses and do all things necessary to obtain or have made, satisfied or carried out any consent, approval, notification, condition or other action referred to in the preceding paragraph (a).

(2)  PROHIBITED CHARGES
     (Suspension because of absolute prohibition by law)

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     Subject to sub-Clause 36(1), this Security shall not operate to charge any property or asset of the Customer absolutely prohibited by law from being charged in the manner contemplated by this Security or which, by this Security, would cause this Security to be absolutely void, voidable or unenforceable.

(3)  CERTAIN CLAUSES TO APPLY
     (Certain Clauses to apply to property not charged)

     Notwithstanding sub-Clause 36(1) and (2), any reference in Clauses 3, 6, 7, 3, 29 and 31 of this Secured Mortgaged Property shall include any property or asset which is not, or which is not for the time being, a result of this Clause 36.

(4)  NO PREJUDICE TO SECURITY
     (Operation of Security not to be prejudiced)

     Nothing in this Clause 36 shall prejudice the operation of this Security on any property or asset of the Customer otherwise referred to in sub-Clause 36(1) or (2).

37.  COUNTERPARTS
     (Counterparts constitute one instrument)

     This security may consist of a number of counterparts and such counterparts taken together constitute one same instrument.

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                                   SCHEDULE


Item 1:   Name and Address of Customer:

          TOTAL ENERGY SYSTEMS LIMITED ACN 010 876 150 a company duly incorporated according to law having its registered office at 3rd Floor, Invicta House, 172 Edward Street, Brisbane Qld

Item 2:   Permitted Prior Charges:

          Nil

Item 3:   (1) (Clause (35) - prospective liabilities)

          The prospective liabilities secured by this deed include, without limitation:

          Omnibus Facility comprising a mix of Overdraft/Commercial Bill Acceptance/Discount/Import Letter of Credit/Bills of Lading Surrendered/Trade Bills Discounted/Cheque Encashment Letter of Credit/Forward Exchange Cover Facilities under Facility Letter dated 30 January 1995.

          (2) (Clause (35) - maximum prospective liability)

          Maximum prospective liability is $10,00,000 (together with interest, fees and expenses thereon or in connection therewith)

Item 4:   Governing Law:

          Queensland

Item 5:   Trust Details:
          (Complete only if this Security is given by the Customer as Trustee of a Trust.)

          Name of Trust: None disclosed


          Description (including dates and parties) of all documents establishing the Trust:


          Description (including date and parties) of all amendments to the documents establishing the Trust:

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